Exhibit 99.1
                                 ------------
                Computational Materials and/or ABS Term Sheets

                              ABS New Transaction


                            Computational Materials
                            -----------------------


                                 $637,975,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB3





                        [LOGO]Countrywide(Service Mark)
                                  HOME LOANS
                          Seller and Master Servicer

     [LOGO OMITTED]Countrywide(R)
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.








________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------
Revised Term Sheet Date:                                       September 7, 2005

                                                     $637,975,000 (Approximate)
                                          CWABS Asset-Backed Certificates, Series 2005-AB3

------------------------------------------------------------------------------------------------------------------------------------
              Principal     WAL (Years)     Payment Window        Expected Ratings      Last Scheduled            Certificate
Class (1)(2)  Balance (3)   Call/Mat(4)     (Mos) Call/Mat(4)     (S&P/Moody's)(5)     Distribution Date              Type
------------------------------------------------------------------------------------------------------------------------------------
1-A-1         $324,864,000   2.53 / 2.74      1 - 77 / 1 - 173          AAA/Aaa             Feb 2036          Floating Rate Senior
2-A-1         $102,674,000   1.00 / 1.00      1 - 22 / 1 - 22           AAA/Aaa             Jun 2027          Floating Rate Senior
2-A-2         $103,919,000   3.00 / 3.00     22 - 64 / 22 - 64          AAA/Aaa             Aug 2034          Floating Rate Senior
2-A-3          $30,143,000   6.21 / 7.84     64 - 77 / 64 - 173         AAA/Aaa             Feb 2036          Floating Rate Senior
M-1            $16,250,000   4.44 / 4.87     39 - 77 / 39 - 132         AA+/Aa1             Dec 2035        Floating Rate Mezzanine
M-2            $14,625,000   4.42 / 4.82     38 - 77 / 38 - 125         AA/Aa2              Dec 2035        Floating Rate Mezzanine
M-3             $9,425,000   4.41 / 4.78     38 - 77 / 38 - 118         AA/Aa3              Nov 2035        Floating Rate Mezzanine
M-4             $7,800,000   4.40 / 4.75     37 - 77 / 37 - 112         AA-/A1              Nov 2035        Floating Rate Mezzanine
M-5             $7,150,000   4.38 / 4.69     37 - 77 / 37 - 107         AA-/A2              Oct 2035        Floating Rate Mezzanine
M-6             $5,850,000   4.38 / 4.63     37 - 77 / 37 - 100          A+/A3              Sep 2035        Floating Rate Mezzanine
M-7             $4,550,000   4.38 / 4.57     37 - 77 / 37 - 94          A/Baa1              Aug 2035        Floating Rate Mezzanine
M-8             $4,225,000   4.38 / 4.50     37 - 77 / 37 - 88          A-/Baa2             Jun 2035        Floating Rate Mezzanine
------------- ------------  -------------  --------------------- -------------------- -------------------- -------------------------
B               $6,500,000                 Privately Placed 144A       BBB+/Baa3                           Floating Rate Subordinate
------------- ------------  -------------  --------------------- -------------------- -------------------- -------------------------
   Total:     $637,975,000
---------------------------------------------------------------------------------------------------------------------------------

     (1) The Class 1-A-1 Certificates (the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively, the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Together, the Class 1-A Certificates and Class 2-A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
     (2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
     (3) The principal balance of each Class of Certificates is subject to a 10% variance.
     (4)  See "Pricing Prepayment Speed" below.
     (5) Rating Agency Contacts: Standard and Poor's, James Taylor 212-438-6067; Moody's Rachel Peng 212-553-3831.

Trust:                       Asset-Backed Certificates, Series 2005-AB3.

Depositor:                   CWABS, Inc.

Seller:                      Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:             Countrywide Home Loans Servicing LP.

Underwriters:                Countrywide Securities Corporation (Lead Manager),
                             Banc of America  Securities LLC (Co-Manager) and
                             Barclays Capital Inc. (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Offered Certificates:        The Senior Certificates and the Subordinate
                             Certificates (other than the Class B Certificates) are together referred to herein as the "Offered
                             Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:    The "Non-Offered Certificates" consist of the
                             Class B, Class C, Class P and Class A-R
                             Certificates.

                             The Offered Certificates and Non-Offered
                             Certificates are together referred to herein as the "Certificates."



________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Federal Tax Status:          It is anticipated that the Senior Certificates and
                             the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                The Offered Certificates will be available in
                             book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:            September [1], 2005.

Cut-off Date:                As to any Mortgage Loan, the later of September
                             [1], 2005 and the origination date of such Mortgage Loan.

Expected Pricing Date:       September [8], 2005.

Expected Closing Date:       September [27], 2005.

Expected Settlement Date:    September [27], 2005.

Distribution Date:           The 25th day of each month (or, if not a business
                             day, the next succeeding business day),
                             commencing in October 2005.

Accrued Interest:            The price to be paid by investors for the Senior
                             Certificates and the Subordinate Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:     The "Interest Accrual Period" for each Distribution
                             Date with respect to the Senior Certificates and the Subordinate Certificates will be the period beginning with the previous Distribution Date
                             (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:           The Senior Certificates and the Subordinate
                             Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title
                             I of ERISA or Section 4975 of the Internal
                             Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:           The Senior Certificates and [the Class M-1,
                             Class M-2, Class M-3, Class M-4 and Class M-5
                             Certificates] will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:        The "Clean-up Call" may be exercised once the
                             aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the original
                             Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:    The Senior Certificates and the Subordinate
                             Certificates will be priced based on the following collateral prepayment assumptions:

                             ---------------------------------------------------
                             Adjustable Rate Mortgage Loans
                             ---------------------------------------------------
                             100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                             ---------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Mortgage Loans:              The collateral tables included in these
                             Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation
                             Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the pool of Mortgage Loans delivered to the Trust on the Closing Date and (b) certain
                             Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Closing
                             Date Pool"). The characteristics of the Closing
                             Date Pool will vary from the characteristics of the Statistical Pool described herein, although such difference is not expected to be material.
                             See the attached collateral descriptions for additional information.

                             As of the Statistical Pool Calculation Date, the aggregate principal balance of the Statistical Pool Mortgage Loans was approximately $650,012,820 of which: (i) approximately $377,037,861 were conforming balance adjustable rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans") and (ii) approximately $272,974,960 were adjustable rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans" and, together with the Group 1 Mortgage Loans, the "Mortgage Loans").

Pre-Funded Amount:           A deposit of not more than $[162,500,000] (the
                             "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through
                             November [11], 2005 (the "Funding Period"), the
                             Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent
                             Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans
                             (the "Final Pool"). The characteristics of the
                             Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately [$376,000,000] of Group 1 Mortgage Loans and approximately
                             [$274,000,000] of Group 2 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable Senior
                             Certificates on the immediately following
                             Distribution Date.

Pass-Through Rate:           The "Pass-Through Rate" for each class of Senior
                             Certificates and Subordinate Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:               The "Adjusted Net Mortgage Rate" for each
                             Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate, (b) with respect to only those loans covered under the MI Policy as described below, the MI premium rate and (c) the trustee fee rate (such sum, the "Expense
                             Fee Rate").

Net Rate Cap:                The "Net Rate Cap" is generally equal to the
                             following:

                             ---------------------------------------------------
                             Class
                             ------------ --------------------------------------
                             1-A           The weighted average Adjusted Net
                                           Mortgage Rate of the Group 1
                                           Mortgage Loans (adjusted to an
                                           effective rate reflectingthe accrual
                                           of interest on an actual/360 basis).
                             ------------ --------------------------------------
                             2-A           The weighted average Adjusted Net
                                           Mortgage Rate of the Group 2 Mortgage
                                           Loans (adjusted to an effective rate
                                           reflecting the accrual of interest on
                                           an actual/360 basis).
                             ------------ --------------------------------------
                             Subordinate   The weighted average of the Adjusted
                             Certificates  Net Mortgage Rate of the Group 1
                                           Mortgage Loans and the Adjusted Net
                                           Mortgage Rate Group 2 Mortgage Loans,
                                           in each case, weighted on the basis
                                           of the excess of the principal
                                           balance of the related Mortgage Loans
                                           plus the amounts in the Pre-Funding
                                           Account over the aggregate principal
                                           balance of the Class 1-A and Class
                                           2-A Certificates, as applicable
                                           (adjusted to an effective rate
                                           reflecting the accrual of interest on
                                           an actual/360 basis).
                             ---------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Net Rate Carryover:          For any Class of Senior Certificates or Subordinate
                             Certificates and any Distribution Date, the "Net
                             Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable
                             Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate
                             Cap, and (b) the aggregate of any unpaid Net Rate
                             Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate
                             Carryover will be paid to the extent available from proceeds received on the applicable Corridor
                             Contract and Excess Cashflow remaining from both loan groups, as described under the heading
                             "Certificates Priority of Distributions" below.

Corridor Contracts:          The Trust will include three Corridor Contracts for
                             the benefit of the (i) Class 1-A Certificates,
                             (ii) Class 2-A Certificates and (iii) Subordinate
                             Certificates (the "Class 1-A Corridor Contract,"
                             "Class 2A Corridor Contract," and "Subordinate
                             Corridor Contract," respectively, and,
                             collectively, the "Corridor Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A Certificates any related Net Rate Carryover, (b) the Class 2-A
                             Corridor Contract will be available to pay the holders of the Class 2-A Certificates any related
                             Net Rate Carryover, and (c) the Subordinate
                             Corridor Contract will be available to pay the holders of the Subordinate Certificates any related Net Rate Carryover. Amounts received under each Corridor Contract will be paid to the related Class or Classes of Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the Class C Certificates and will not be available for payments of any Net Rate
                             Carryover on any class of Certificates on future
                             Distribution Dates.

Credit Enhancement:          The Trust will include the following credit
                             enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                             Certificates, as the case may be:
                                  1) Subordination
                                  2) Overcollateralization
                                  3) Excess Cashflow
                                  4) Mortgage Insurance

                             ---------------------- ------------------------ --------------------------- ---------------------------
                                                                                    Initial Target           Target Subordination
                                     Class                S&P/Moody's              Subordination (a)              at Stepdown
                             ---------------------- ------------------------ --------------------------- ---------------------------
                             Senior Certificates            AAA/Aaa                    13.60%                      27.20%
                             ---------------------- ------------------------ --------------------------- ---------------------------
                             M-1                            AA+/Aa1                    11.10%                      22.20%
                             ---------------------- ------------------------ --------------------------- ---------------------------
                             M-2                            AA/Aa2                     8.85%                       17.70%
                             ---------------------- ------------------------ --------------------------- ---------------------------
                             M-3                            AA/Aa3                     7.40%                       14.80%
                             ---------------------- ------------------------ --------------------------- ---------------------------
                             M-4                            AA-/A1                     6.20%                       12.40%
                             ---------------------- ------------------------ --------------------------- ---------------------------
                             M-5                            AA-/A2                     5.10%                       10.20%
                             ---------------------- ------------------------ --------------------------- ---------------------------
                             M-6                             A+/A3                     4.20%                       8.40%
                             ---------------------- ------------------------ --------------------------- ---------------------------
                             M-7                            A/Baa1                     3.50%                       7.00%
                             ---------------------- ------------------------ --------------------------- ---------------------------
                             M-8                            A-/Baa2                    2.85%                       5.70%
                             ---------------------- ------------------------ --------------------------- ---------------------------
                             B                             BBB+/Baa3                   1.85%                       3.70%
                             ---------------------- ------------------------ --------------------------- ---------------------------

                             a. Initial Overcollateralization at closing is 1.85%. Does not include any credit for Excess Interest.

Subordination:               The Subordinate Certificates will be subordinate
                             to, and provide credit support for, the Senior
                             Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                             M-7,

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:       On the Closing Date, the principal balance of the
                             Mortgage Loans will exceed the principal balance of the Certificates, resulting in
                             Overcollateralization equal to the Initial
                             Overcollateralization Target (as defined below).
                             Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess
                             Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization is restored to the
                             Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target: Prior to the Stepdown Date or if a Trigger Event (as described below) is in effect, 1.85% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount (the "Overcollateralization Target"). The initial amount of Overcollateralization will be approximately 1.85%.

                             On or after the Stepdown Date, the
                             Overcollateralization Target will be equal to 3.70% of the principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor (the "O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount.

Excess Cashflow:             "Excess Cashflow" for any Distribution Date will be
                             equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of Distributions."

Mortgage Insurance:          As of the Statistical Pool Calculation Date,
                             approximately 57.68% of the Mortgage Loans are covered by a private mortgage insurance policy issued by MGIC (the "MI Policy"). For each of these Mortgage Loans, the MI Policy provides insurance coverage of 12% for Loan-to-value ratios of 80.01% to 85.00%, 25% for Loan-to-value ratios of 85.01% to 90.00%, 30% for Loan-to-value ratios of 90.01% to 95.00%, and 35% for Loan-to-value ratios of 95.01 to 100.00%.

Trigger Event:               A "Trigger Event" will be in effect on a
                             Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:         With respect to the Certificates, a "Delinquency
                             Trigger" will be in effect on a Distribution Date on or after the Stepdown Date if the three month rolling average 60+ day delinquency percentage
                             (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds
                             [40.00]% of the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of
                             (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                             Date, over (ii) the aggregate certificate principal balance of the Senior Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                             Date.

Cumulative Loss Trigger:     A "Cumulative Loss Trigger" will be in effect on a
                             Distribution Date on or after the Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the sum of the Cut-off Date Principal Balance of the Mortgage Loans and the Pre-Funded Amount, as set forth below:




________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Period (month) Percentage
                             -------------- -----------
                             25-36          [0.75]% with respect to October
                                            2007, plus an additional 1/12th of
                                            [0.75]% for each month thereafter
                             37-48          [1.50]% with respect to October
                                            2008, plus an additional 1/12th of
                                            [0.75]% for each month thereafter
                             49-60          [2.25]% with respect to October
                                            2009, plus an additional 1/12th of
                                            [0.50]% for each month thereafter
                             61-72          [2.75]% with respect to October
                                            2010, plus an additional 1/12th of
                                            [0.25]% for each month thereafter
                             73+            [3.00]%

Stepdown Date:               The earlier to occur of:
                                (i)  The Distribution Date on which the
                                     aggregate certificate principal balance of
                                     Senior Certificates is reduced to zero; and
                                (ii) The later to occur of:
                                     a. The Distribution Date in October 2008
                                     b. The first Distribution Date on which the
                                        aggregate certificate principal balance
                                        of the Senior Certificates is less than
                                        or equal to 72.80% of the aggregate
                                        principal balance of the Mortgage Loans
                                        for such Distribution Date.

Allocation of Losses:        Any realized losses on the Mortgage Loans (after
                             collections on the MI Policy) not covered by Excess Interest or Overcollateralization will be allocated to each class of Subordinate
                             Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class
                             M-5, Class M-4, Class M-3, Class M-2 and Class
                             M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:            Available funds from the Mortgage Loans will be
                             distributed in the following order of priority:

                             1) Interest funds sequentially, as follows: (i) concurrently, (a) from interest collections related to the Group 1 Mortgage Loans to pay the Class 1-A Certificates current and unpaid interest, and (b) from interest collections related to the Group 2 Mortgage Loans, to the Class 2-A Certificates, pro rata based on their respective entitlements, current and unpaid interest, (ii) from any remaining interest funds related to all of the Mortgage Loans to pay the Senior Certificates, any remaining current and unpaid interest as described in the prospectus supplement, and (iii) from any remaining interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                             2) Principal funds, sequentially, as follows: (i) concurrently, (a) from principal collections related to the Group 1 Mortgage Loans to pay the Class 1-A Certificates and (b) from principal collections related to the Group 2 Mortgage Loans to the Class 2-A Certificates (as described below under "Principal Paydown" and "Class 2-A Principal Distributions" below), then (ii) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, each as described more fully under "Principal Paydown" below;
                             3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as applicable) to build or restore Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown," respectively;
                             4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                             5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                             6) To the Non-Offered Certificates, any remaining amount as described in the Pooling and Servicing Agreement.

Principal Paydown:           Prior to the Stepdown Date or if a Trigger Event is
                             in effect on any Distribution Date, 100% of the available principal funds from each Loan Group will be paid to the related Senior Certificates, provided, however, that if the Senior
                             Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class
                             M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                             Class M-7, Class M-8 and Class B Certificates.
                             If, prior to the Stepdown Date or in a period when a Trigger Event is in effect, one group of Senior Certificates are retired prior to the other group of Senior Certificates, 100% of the principal collections on the related Mortgage
                             Loans will be paid to the remaining Senior
                             Certificates until they are retired (as described in the prospectus supplement).

                             On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the Class 1-A Certificates and (b) the Class 2-A Certificates (as described below under "Class 2-A Principal Distributions" below), such that the Senior Certificates in the aggregate will have 72.80% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 77.80% Subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 82.30% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 85.20% Subordination,
                             (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 87.60% Subordination, (vi) sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have 89.80% Subordination, (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 91.60% Subordination,
                             (viii) eighth, to the Class M-7 Certificates such that the Class M-7 Certificates will have 93.00% Subordination, (ix) ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have 94.30% Subordination and (x) tenth, to the Class B Certificates such that the Class B Certificates will have 96.30% Subordination; provided, however, that the subordination will be subject to the O/C Floor.

Class 2-A
Principal Distributions:     Principal distributed on the Class 2-A Certificates
                             will be applied sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                             Provided, however, that if (i) the aggregate certificate principal balance of the Senior Certificates is greater than the sum of the aggregate principal balance of all the Mortgage Loans and any remaining portion of the Pre-Funded Amount and (ii) the aggregate certificate principal balance of the Class 2-A Certificates is greater than the sum of the aggregate principal balance of the Mortgage Loans and any remaining portion of the Pre-Funded Amount allocable to Loan Group 2, the distributions on the Class 2-A Certificates will be made pro rata based on the certificate principal balances of the Class 2-A Certificates.

             [Discount Margin Tables, Corridor Contracts Schedule, Available Funds Schedules and Collateral Tables to Follow]








________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                        Discount Margin Tables (%) (1)

Class 1-A-1 (To Call)
----------------------------------------------------------------------------------
  Margin                       0.25%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%        100%        125%      150%
Prepayment Speed

============================ ========= ========== =========== ========== =========
 DM @ 100-00                    25        25        25           25         25
============================ ========= ========== ======== == ========== =========
 WAL (yr)                      5.00      3.39      2.53         1.98       1.59
 MDUR (yr)                     4.27      3.05      2.34         1.87       1.52
 First Prin Pay               Oct05      Oct05     Oct05        Oct05     Oct05
 Last Prin Pay                Feb19      Aug14     Feb12        Jul10     Jun09
----------------------------------------------------------------------------------


Class 1-A-1 (To Maturity)
----------------------------------------------------------------------------------
 Margin                      0.25%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     26        26         26         27        26
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       5.37      3.67       2.74       2.14      1.70
 MDUR (yr)                      4.46      3.22       2.49       1.99      1.60
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Nov31      Mar25      Feb20     Oct16      May14
----------------------------------------------------------------------------------


Class 2-A-1 (To Call)
----------------------------------------------------------------------------------
 Margin                      0.12%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     12        12         12         12        12
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       1.73      1.26       1.00       0.84      0.74
 MDUR (yr)                      1.65      1.22       0.97       0.82      0.72
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Oct08      Jan08      Jul07     Mar07      Dec06
----------------------------------------------------------------------------------


Class 2-A-1 (To Maturity)
----------------------------------------------------------------------------------
 Margin                      0.12%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     12        12         12         12        12
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       1.73      1.26       1.00       0.84      0.74
 MDUR (yr)                      1.65      1.22       0.97       0.82      0.72
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Oct08      Jan08      Jul07     Mar07      Dec06
----------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class 2-A-2 (To Call)
----------------------------------------------------------------------------------
 Margin                        0.27%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     27        27         27         27        27
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       5.93      4.00       3.00       2.34      1.97
 MDUR (yr)                      5.18      3.65       2.80       2.22      1.88
 First Prin Pay                Oct08      Jan08      Jul07     Mar07      Dec06
 Last Prin Pay                 Nov16      Jan13      Jan11     Sep09      Jul08
----------------------------------------------------------------------------------


Class 2-A-2 (To Maturity)
----------------------------------------------------------------------------------
 Margin                        0.27%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     27        27         27         27        27
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       5.93      4.00       3.00       2.34      1.97
 MDUR (yr)                      5.18      3.65       2.80       2.22      1.88
 First Prin Pay                Oct08      Jan08      Jul07     Mar07      Dec06
 Last Prin Pay                 Nov16      Jan13      Jan11     Sep09      Jul08
----------------------------------------------------------------------------------


Class 2-A-3 (To Call)
----------------------------------------------------------------------------------
 Margin                        0.38%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     38        38         38         38        38
============================= ========= ========== ========== ========= ==========
 WAL (yr)                      13.00      8.62       6.21       4.68      3.21
 MDUR (yr)                     10.02      7.22       5.46       4.24      2.99
 First Prin Pay                Nov16      Jan13      Jan11     Sep09      Jul08
 Last Prin Pay                 Feb19      Aug14      Feb12     Jul10      Jun09
----------------------------------------------------------------------------------


Class 2-A-3 (To Maturity)
----------------------------------------------------------------------------------
 Margin                        0.38%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     43        44         45         45        45
============================= ========= ========== ========== ========= ==========
 WAL (yr)                      15.94      10.79      7.84       5.96      4.07
 MDUR (yr)                     11.50      8.57       6.60       5.22      3.69
 First Prin Pay                Nov16      Jan13      Jan11     Sep09      Jul08
 Last Prin Pay                 Nov31      Mar25      Feb20     Oct16      May14
----------------------------------------------------------------------------------




________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class M-1 (To Call)
----------------------------------------------------------------------------------
 Margin                        0.45%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     45        45         45         45        45
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       8.86      5.84       4.44       3.93      3.74
 MDUR (yr)                      7.23      5.09       4.01       3.60      3.45
 First Prin Pay                Dec09      Oct08      Dec08     Mar09      Jun09
 Last Prin Pay                 Feb19      Aug14      Feb12     Jul10      Jun09
----------------------------------------------------------------------------------


Class M-1 (To Maturity)
----------------------------------------------------------------------------------
 Margin                       0.45%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     46        46         47         47        49
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       9.66      6.42       4.87       4.27      4.53
 MDUR (yr)                      7.64      5.45       4.31       3.87      4.10
 First Prin Pay                Dec09      Oct08      Dec08     Mar09      Oct09
 Last Prin Pay                 May27      Oct20      Sep16     Feb14      Mar12
----------------------------------------------------------------------------------


Class M-2 (To Call)
----------------------------------------------------------------------------------
 Margin                        0.47%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     47        47         47         47        47
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       8.86      5.84       4.42       3.81      3.73
 MDUR (yr)                      7.22      5.08       3.98       3.50      3.44
 First Prin Pay                Dec09      Oct08      Nov08     Jan09      May09
 Last Prin Pay                 Feb19      Aug14      Feb12     Jul10      Jun09
----------------------------------------------------------------------------------


Class M-2 (To Maturity)
----------------------------------------------------------------------------------
 Margin                        0.47%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     48        48         49         49        49
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       9.62      6.38       4.82       4.13      4.07
 MDUR (yr)                      7.61      5.43       4.27       3.74      3.71
 First Prin Pay                Dec09      Oct08      Nov08     Jan09      May09
 Last Prin Pay                 Jun26      Jan20      Feb16     Sep13      Nov11
----------------------------------------------------------------------------------



________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class M-3 (To Call)
----------------------------------------------------------------------------------
 Margin                       0.49%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     49        49         49         49        49
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       8.86      5.84       4.41       3.74      3.59
 MDUR (yr)                      7.21      5.08       3.98       3.43      3.31
 First Prin Pay                Dec09      Oct08      Nov08     Dec08      Feb09
 Last Prin Pay                 Feb19      Aug14      Feb12     Jul10      Jun09
----------------------------------------------------------------------------------


Class M-3 (To Maturity)
----------------------------------------------------------------------------------
 Margin                        0.49%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     50        50         51         51        50
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       9.57      6.34       4.78       4.03      3.82
 MDUR (yr)                      7.58      5.40       4.25       3.67      3.50
 First Prin Pay                Dec09      Oct08      Nov08     Dec08      Feb09
 Last Prin Pay                 Jun25      Mar19      Jul15     Mar13      Jul11
----------------------------------------------------------------------------------


Class M-4 (To Call)
----------------------------------------------------------------------------------
 Margin                        0.60%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     60        60         60         60        60
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       8.86      5.84       4.40       3.71      3.46
 MDUR (yr)                      7.17      5.06       3.96       3.40      3.20
 First Prin Pay                Dec09      Oct08      Oct08     Nov08      Jan09
 Last Prin Pay                 Feb19      Aug14      Feb12     Jul10      Jun09
----------------------------------------------------------------------------------


Class M-4 (To Maturity)
----------------------------------------------------------------------------------
 Margin                        0.60%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     61        62         62         62        62
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       9.51      6.30       4.75       3.98      3.67
 MDUR (yr)                      7.51      5.35       4.21       3.61      3.37
 First Prin Pay                Dec09      Oct08      Oct08     Nov08      Jan09
 Last Prin Pay                 Aug24      Jul18      Jan15     Oct12      Mar11
----------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------



Class M-5 (To Call)
----------------------------------------------------------------------------------
 Margin                        0.64%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     64        64         64         64        64
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       8.86      5.84       4.38       3.68      3.38
 MDUR (yr)                      7.16      5.05       3.94       3.37      3.13
 First Prin Pay                Dec09      Oct08      Oct08     Nov08      Dec08
 Last Prin Pay                 Feb19      Aug14      Feb12     Jul10      Jun09
----------------------------------------------------------------------------------


Class M-5 (To Maturity)
----------------------------------------------------------------------------------
 Margin                        0.64%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     65        66         66         66        65
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       9.44      6.24       4.69       3.92      3.57
 MDUR (yr)                      7.46      5.31       4.15       3.56      3.28
 First Prin Pay                Dec09      Oct08      Oct08     Nov08      Dec08
 Last Prin Pay                 Oct23      Dec17      Aug14     Jun12      Dec10
----------------------------------------------------------------------------------


Class M-6 (To Call)
----------------------------------------------------------------------------------
 Margin                        0.69%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     69        69         69         69        69
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       8.86      5.84       4.38       3.68      3.34
 MDUR (yr)                      7.14      5.04       3.93       3.37      3.09
 First Prin Pay                Dec09      Oct08      Oct08     Nov08      Nov08
 Last Prin Pay                 Feb19      Aug14      Feb12     Jul10      Jun09
----------------------------------------------------------------------------------


Class M-6 (To Maturity)
----------------------------------------------------------------------------------
 Margin                        0.69%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                     70        70         71         71        70
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       9.34      6.17       4.63       3.88      3.49
 MDUR (yr)                      7.39      5.26       4.11       3.52      3.21
 First Prin Pay                Dec09      Oct08      Oct08     Nov08      Nov08
 Last Prin Pay                 Nov22      Mar17      Jan14     Jan12      Aug10
----------------------------------------------------------------------------------




________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------



Class M-7 (To Call)
----------------------------------------------------------------------------------
 Margin                        1.20%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                    120        120        120       120        120
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       8.86      5.84       4.38       3.66      3.30
 MDUR (yr)                      6.96      4.95       3.88       3.31      3.02
 First Prin Pay                Dec09      Oct08      Oct08     Oct08      Nov08
 Last Prin Pay                 Feb19      Aug14      Feb12     Jul10      Jun09
----------------------------------------------------------------------------------


Class M-7 (To Maturity)
----------------------------------------------------------------------------------
 Margin                        1.20%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                    121        122        122       122        122
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       9.23      6.09       4.57       3.81      3.42
 MDUR (yr)                      7.14      5.11       4.01       3.42      3.11
 First Prin Pay                Dec09      Oct08      Oct08     Oct08      Nov08
 Last Prin Pay                 Nov21      Jul16      Jul13     Aug11      Apr10
----------------------------------------------------------------------------------


Class M=8 (To Call)
----------------------------------------------------------------------------------
 Margin                        1.30%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                    130        130        130       130        130
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       8.86      5.84       4.38       3.64      3.30
 MDUR (yr)                      6.92      4.93       3.86       3.28      3.02
 First Prin Pay                Dec09      Oct08      Oct08     Oct08      Nov08
 Last Prin Pay                 Feb19      Aug14      Feb12     Jul10      Jun09
----------------------------------------------------------------------------------


Class M-8 (To Maturity)
----------------------------------------------------------------------------------
 Margin                        1.30%
----------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

============================= ========= ========== ========== ========= ==========
 DM @ 100-00                    131        131        131       131        131
============================= ========= ========== ========== ========= ==========
 WAL (yr)                       9.08      5.99       4.50       3.73      3.37
 MDUR (yr)                      7.04      5.03       3.95       3.35      3.07
 First Prin Pay                Dec09      Oct08      Oct08     Oct08      Nov08
 Last Prin Pay                 Nov20      Nov15      Jan13     Apr11      Jan10
----------------------------------------------------------------------------------



________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                         Class 1-A Corridor Contract Agreement Schedule and Strike Rates

-----------------------------------------------------------------------------------------------------------------------
              Notional Schedule   Cap Strike   Cap Ceiling            Notional Schedule    Cap Strike    Cap Ceiling
   Period            ($)              (%)           (%)      Period          ($)               (%)            (%)
-----------------------------------------------------------------------------------------------------------------------
     1           324,864,000       5.86764%      9.75000%      31        132,404,106         6.56848%      9.74466%
     2           322,033,761       5.27555%      9.75000%      32        127,322,658         6.79515%      9.74452%
     3           318,544,218       5.45968%      9.75000%      33        121,439,618         6.56331%      9.74401%
     4           314,399,108       5.27544%      9.75000%      34        111,698,949         6.80047%      9.73701%
     5           309,606,352       5.27539%      9.75000%      35        102,505,448         6.81262%      9.66744%
     6           304,176,541       5.86843%      9.75000%      36         93,830,441         7.97634%      9.56888%
     7           298,123,827       5.27686%      9.74983%      37         85,627,600         8.25151%     10.06255%
     8           291,465,816       5.46104%      9.74983%      38         85,627,600         7.97860%     10.06803%
     9           284,223,584       5.27676%      9.74984%      39         85,627,600         8.25419%     10.06042%
     10          276,421,683       5.46094%      9.74983%      40         85,627,600         7.98395%     10.05836%
     11          268,095,762       5.27667%      9.74983%      41         82,922,094         8.06585%      9.91775%
     12          259,408,914       5.27765%      9.74984%      42         80,444,167         9.75346%      9.75346%
     13          250,957,749       5.46192%      9.74911%      43         78,050,442         8.78550%      9.51207%
     14          242,736,204       5.27765%      9.74915%      44         75,727,599         9.08673%      9.48731%
     15          234,738,023       5.46188%      9.74911%      45         73,473,544         8.78564%      9.51117%
     16          226,957,147       5.27761%      9.74914%      46         71,286,250         9.08759%      9.48187%
     17          219,387,679       5.27760%      9.74915%      47         69,163,747         8.81454%      9.37887%
     18          212,023,883       5.87091%      9.74906%      48         67,104,626         9.39660%      9.39660%
     19          204,860,204       5.27860%      9.74849%      49         65,112,832         9.71820%      9.96260%
     20          197,891,202       5.46287%      9.74844%      50         63,179,887         9.39664%     10.00402%
     21          191,111,577       5.28020%      9.74849%      51         61,304,058         9.71823%      9.96241%
     22          184,516,246       5.48329%      9.74845%      52         59,483,662         9.39719%     10.00120%
     23          178,100,145       5.51698%      9.74850%      53         57,717,068         9.40617%      9.93630%
     24          171,862,405       5.99522%      9.74851%
     25          165,748,021       6.20398%      9.74775%
     26          159,795,298       5.99560%      9.74783%
     27          154,005,489       6.20462%      9.74776%
     28          148,374,162       6.00317%      9.74638%
     29          142,897,017       6.14803%      9.74514%
     30          137,572,081       7.03822%      9.74460%
-----------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                         Class 2-A Corridor Contract Agreement Schedule and Strike Rates

-----------------------------------------------------------------------------------------------------------------------
              Notional Schedule   Cap Strike   Cap Ceiling            Notional Schedule    Cap Strike    Cap Ceiling
   Period            ($)              (%)           (%)      Period          ($)               (%)            (%)
-----------------------------------------------------------------------------------------------------------------------
     1           236,736,000       5.68118%      8.25000%      31         96,953,542         6.73670%      9.23525%
     2           234,720,959       5.10748%      8.25000%      32         93,234,241         6.96935%      9.23444%
     3           232,225,023       5.28596%      8.25000%      33         89,048,193         6.73301%      9.23524%
     4           229,250,650       5.10728%      8.25000%      34         81,918,245         6.98101%      9.22960%
     5           225,802,807       5.10718%      8.25000%      35         75,190,861         6.88151%      9.15376%
     6           221,889,347       5.68105%      8.25000%      36         68,844,467         8.02646%      9.03884%
     7           217,520,319       5.10698%      8.25000%      37         62,841,279         8.30257%     10.03161%
     8           212,708,340       5.28553%      8.24967%      38         62,841,279         8.02789%     10.03767%
     9           207,468,592       5.10686%      8.24967%      39         62,841,279         8.30744%     10.02997%
     10          201,819,686       5.28532%      8.24967%      40         62,841,279         8.03957%     10.03220%
     11          195,787,364       5.10667%      8.24969%      41         60,646,737         8.08273%      9.89301%
     12          189,473,695       5.10664%      8.24968%      42         58,834,120         9.66821%      9.66821%
     13          183,330,951       5.28517%      8.24968%      43         57,083,351         8.70845%      9.33233%
     14          177,354,508       5.10662%      8.24932%      44         55,384,426         9.00716%      9.30159%
     15          171,539,876       5.28514%      8.24929%      45         53,735,815         8.71081%      9.33177%
     16          165,882,666       5.10656%      8.24932%      46         52,136,033         9.01018%      9.29429%
     17          160,378,619       5.10815%      8.24932%      47         50,583,639         8.73290%      9.23409%
     18          155,023,590       5.68221%      8.24925%      48         49,077,486         9.25353%      9.25353%
     19          149,813,546       5.10810%      8.24933%      49         47,620,672         9.57032%      9.73499%
     20          144,744,566       5.28672%      8.24895%      50         46,206,905         9.25356%      9.78376%
     21          139,812,839       5.10809%      8.24899%      51         44,834,914         9.57043%      9.73230%
     22          135,014,643       5.30040%      8.24895%      52         43,503,470         9.25417%      9.77499%
     23          130,346,156       5.37803%      8.24683%      53         42,211,379         9.26232%      9.74864%
     24          125,803,244       6.01422%      8.24683%
     25          121,332,216       6.22282%      9.24672%
     26          116,983,309       6.01384%      9.24646%
     27          112,750,700       6.22237%      9.24634%
     28          108,633,858       6.01639%      9.24431%
     29          104,629,667       6.15499%      9.23585%
     30          100,736,292       7.21880%      9.23422%
-----------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                            Subordinate Corridor Contract Agreement Schedule and Strike Rates

-----------------------------------------------------------------------------------------------------------------------
              Notional Schedule   Cap Strike   Cap Ceiling            Notional Schedule    Cap Strike    Cap Ceiling
   Period            ($)              (%)           (%)      Period          ($)               (%)            (%)
-----------------------------------------------------------------------------------------------------------------------
     1            76,375,000       5.33904%      7.80000%      31         76,375,000         6.18939%      8.79069%
     2            76,375,000       4.75470%      7.80000%      32         76,375,000         6.41858%      8.79027%
     3            76,375,000       4.93645%      7.80000%      33         76,375,000         6.18484%      8.79031%
     4            76,375,000       4.75455%      7.80000%      34         76,375,000         6.42658%      8.78389%
     5            76,375,000       4.75448%      7.80000%      35         76,375,000         6.39166%      8.71167%
     6            76,375,000       5.33944%      7.80000%      36         76,375,000         7.54747%      8.60622%
     7            76,375,000       4.75525%      7.79990%      37         76,375,000         7.82303%      9.59950%
     8            76,375,000       4.93705%      7.79976%      38         67,027,617         7.54936%      9.60525%
     9            76,375,000       4.75514%      7.79977%      39         56,712,265         7.82660%      9.59761%
    10            76,375,000       4.93691%      7.79976%      40         48,289,384         7.55733%      9.59736%
    11            76,375,000       4.75501%      7.79977%      41         46,344,334         7.62298%      9.45730%
    12            76,375,000       4.75556%      7.79977%      42         44,959,337         9.25000%      9.25000%
    13            76,375,000       4.93741%      7.79935%      43         43,621,485         8.30295%      8.98614%
    14            76,375,000       4.75555%      7.79922%      44         42,323,250         8.60312%      8.95886%
    15            76,375,000       4.93738%      7.79919%      45         41,063,461         8.30403%      8.98539%
    16            76,375,000       4.75551%      7.79922%      46         39,840,984         8.60489%      8.95263%
    17            76,375,000       4.75617%      7.79922%      47         38,654,719         8.33006%      8.86772%
    18            76,375,000       5.34137%      7.79914%      48         37,503,841         8.88617%      8.88617%
    19            76,375,000       4.75673%      7.79884%      49         36,390,623         9.20573%      9.41645%
    20            76,375,000       4.93862%      7.79866%      50         35,310,297         8.88620%      9.46098%
    21            76,375,000       4.75765%      7.79870%      51         34,261,894         9.20580%      9.41521%
    22            76,375,000       4.95619%      7.79866%      52         33,244,473         8.88678%      9.45565%
    23            76,375,000       5.00841%      7.79780%      53         32,257,122         8.89541%      9.40703%
    24            76,375,000       5.55323%      7.79780%
    25            76,375,000       5.76192%      8.79731%
    26            76,375,000       5.55329%      8.79725%
    27            76,375,000       5.76211%      8.79717%
    28            76,375,000       5.55874%      8.79550%
    29            76,375,000       5.70096%      8.79122%
    30            76,375,000       6.66434%      8.79023%
-----------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                1-A Available Funds Rate Schedule (1)
                                -------------------------------------


--------------------------------------------------- ------------------------------------------------
               Available Funds    Available Funds                  Available Funds   Available Funds
  Period         Rate (%)            Rate (%)          Period         Rate (%)          Rate (%)
--------------------------------------------------- ------------------------------------------------
                    (2)                 (3)                              (2)              (3)
     1             6.118               6.118             41             8.121            10.500
     2             5.526              10.000             42             9.767            10.820
     3             5.710              10.000             43             8.822            10.500
     4             5.525              10.000             44             9.116            10.500
     5             5.525              10.000             45             8.822            10.500
     6             6.118              10.000             46             9.116            10.500
     7             5.527              10.000             47             8.824            10.500
     8             5.711              10.000             48             9.129            10.892
     9             5.527              10.000             49             9.433            11.500
    10             5.711              10.000             50             9.129            11.500
    11             5.527              10.000             51             9.433            11.500
    12             5.528              10.000             52             9.129            11.500
    13             5.712              10.000             53             9.129            11.500
    14             5.528              10.000             54            10.107            12.923
    15             5.712              10.000             55             9.129            11.672
    16             5.527              10.000             56             9.433            12.061
    17             5.527              10.000             57             9.129            11.672
    18             6.121              10.000             58             9.433            12.062
    19             5.528              10.000             59             9.129            11.692
    20             5.713              10.000             60             9.129            12.117
    21             5.530              10.000             61             9.433            12.521
    22             5.733              10.000             62             9.129            12.117
    23             5.767              10.000             63             9.433            12.521
    24             6.245              10.000             64             9.129            12.117
    25             6.454              10.000             65             9.129            12.117
    26             6.245              10.000             66            10.107            13.415
    27             6.454              10.000             67             9.129            12.117
    28             6.251              10.000             68             9.433            12.521
    29             6.390              10.000             69             9.129            12.117
    30             7.279              10.000             70             9.433            12.521
    31             6.810              10.000             71             9.129            12.117
    32             7.037              10.000             72             9.129            12.117
    33             6.805              10.000             73             9.433            12.521
    34             7.041              10.000             74             9.129            12.117
    35             7.014              10.000             75             9.433            12.521
    36             8.055              10.000             76             9.129            12.117
    37             8.325              10.500             77             9.129            12.117
    38             8.057              10.500        ------------------------------------------------
    39             8.327              10.500
    40             8.061              10.500
---------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.680%, 6-Month LIBOR stays at 3.849%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the Corridor Contract.

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                2-A Available Funds Rate Schedule (1)
                                -------------------------------------


--------------------------------------------------- ------------------------------------------------
               Available Funds    Available Funds                  Available Funds   Available Funds
  Period         Rate (%)            Rate (%)          Period         Rate (%)          Rate (%)
--------------------------------------------------- ------------------------------------------------
                    (2)                 (3)                              (2)              (3)
     1             5.931               5.931             41             8.100            10.500
     2             5.357               8.500             42             9.633            10.934
     3             5.536               8.500             43             8.701            10.500
     4             5.357               8.500             44             8.991            10.500
     5             5.357               8.500             45             8.702            10.500
     6             5.931               8.500             46             8.992            10.500
     7             5.357               8.500             47             8.708            10.500
     8             5.535               8.500             48             8.986            10.970
     9             5.357               8.500             49             9.286            11.500
    10             5.535               8.500             50             8.986            11.500
    11             5.357               8.500             51             9.286            11.500
    12             5.357               8.500             52             8.986            11.500
    13             5.535               8.500             53             8.986            11.500
    14             5.357               8.500             54             9.949            12.861
    15             5.535               8.500             55             8.986            11.616
    16             5.356               8.500             56             9.286            12.003
    17             5.358               8.500             57             8.986            11.618
    18             5.932               8.500             58             9.286            12.005
    19             5.358               8.500             59             8.986            11.629
    20             5.537               8.500             60             8.986            12.006
    21             5.358               8.500             61             9.286            12.407
    22             5.550               8.500             62             8.986            12.006
    23             5.626               8.500             63             9.286            12.407
    24             6.262               8.500             64             8.986            12.006
    25             6.471               9.500             65             8.986            12.006
    26             6.262               9.500             66             9.949            13.293
    27             6.470               9.500             67             8.986            12.006
    28             6.263               9.500             68             9.286            12.407
    29             6.383               9.500             69             8.986            12.006
    30             7.445               9.500             70             9.286            12.407
    31             6.964               9.500             71             8.986            12.006
    32             7.196               9.500             72             8.986            12.006
    33             6.961               9.500             73             9.286            12.407
    34             7.208               9.500             74             8.986            12.006
    35             7.083               9.500             75             9.286            12.407
    36             8.060               9.500             76             8.986            12.006
    37             8.329              10.500             77             8.986            12.006
    38             8.061              10.500        ------------------------------------------------
    39             8.333              10.500
    40             8.070              10.500
---------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.680%, 6-Month LIBOR stays at 3.849%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the Corridor Contract.

________________________________________________________________________________



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                Subs Available Funds Rate Schedule (1)
                                -------------------------------------

--------------------------------------------------- ------------------------------------------------
               Available Funds    Available Funds                  Available Funds   Available Funds
  Period         Rate (%)            Rate (%)          Period         Rate (%)          Rate (%)
--------------------------------------------------- ------------------------------------------------
                    (2)                 (3)                              (2)              (3)
     1             6.039               6.039             41             8.112            10.500
     2             5.455               8.500             42             9.710            10.868
     3             5.636               8.500             43             8.771            10.500
     4             5.455               8.500             44             9.063            10.500
     5             5.454               8.500             45             8.771            10.500
     6             6.039               8.500             46             9.064            10.500
     7             5.455               8.500             47             8.775            10.500
     8             5.637               8.500             48             9.068            10.925
     9             5.455               8.500             49             9.371            11.500
    10             5.637               8.500             50             9.068            11.500
    11             5.455               8.500             51             9.371            11.500
    12             5.455               8.500             52             9.068            11.500
    13             5.637               8.500             53             9.068            11.500
    14             5.455               8.500             54            10.040            12.897
    15             5.637               8.500             55             9.068            11.649
    16             5.455               8.500             56             9.371            12.037
    17             5.456               8.500             57             9.068            11.649
    18             6.041               8.500             58             9.371            12.038
    19             5.457               8.500             59             9.068            11.665
    20             5.638               8.500             60             9.068            12.070
    21             5.457               8.500             61             9.371            12.472
    22             5.656               8.500             62             9.068            12.070
    23             5.707               8.500             63             9.371            12.473
    24             6.252               8.500             64             9.069            12.070
    25             6.461               9.500             65             9.069            12.070
    26             6.252               9.500             66            10.040            13.363
    27             6.461               9.500             67             9.069            12.070
    28             6.256               9.500             68             9.371            12.473
    29             6.387               9.500             69             9.069            12.070
    30             7.349               9.500             70             9.371            12.473
    31             6.875               9.500             71             9.069            12.070
    32             7.104               9.500             72             9.069            12.070
    33             6.871               9.500             73             9.371            12.473
    34             7.112               9.500             74             9.069            12.070
    35             7.043               9.500             75             9.371            12.473
    36             8.057               9.500             76             9.069            12.070
    37             8.326              10.500             77             9.069            12.070
    38             8.059              10.500        ------------------------------------------------
    39             8.330              10.500
    40             8.064              10.500
---------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.680%, 6-Month LIBOR stays at 3.849%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the Corridor Contract.

________________________________________________________________________________



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                                        Group 1

                                                    ARM $377,037,861

                                                    Detailed Report

Summary of Loans in Statistical Calculation Pool                                                       Range
(As of Calculation Date)                                                                               -----

Total Number of Loans                                                                1,844
Total Outstanding Balance                                                     $377,037,861
Average Loan Balance                                                              $204,467            $33,120 to $679,200
WA Mortgage Rate                                                                    6.830%             4.300% to 11.875%
Net WAC                                                                             5.710%             2.876% to 10.376%
ARM Characteristics
     WA Gross Margin                                                                6.704%             4.000% to 10.000%
     WA Months to First Roll                                                            30                  1 to 36
     WA First Periodic Cap                                                          1.791%             1.000% to 3.000%
     WA Subsequent Periodic Cap                                                     1.404%             1.000% to 3.000%
     WA Lifetime Cap                                                               13.641%            10.700% to 18.875%
     WA Lifetime Floor                                                              6.817%             4.250% to 11.875%
WA Original Term (months)                                                              360                360 to 360
WA Remaining Term (months)                                                             359                300 to 360
WA LTV                                                                              87.49%             40.44% to 100.00%
   Percentage of Pool with CLTV > 100%                                               0.00%
   WA Effective LTV (Post MI)                                                       71.03%

WA FICO                                                                                679

Secured by (% of pool)       1st Liens                                             100.00%
                             2nd Liens                                               0.00%

Prepayment Penalty at Loan Orig (% of all loans)                                    76.70%


----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:       Doc Types:      Purpose Codes:     Occ Codes:         Grades:       Orig PP Term:
  ------------        ----------        ---------       -------------      ---------          ------        ------------
CA          32.74%  SFR       67.27%  FULL      60.48%  PUR       54.51%  OO       92.81%  A         100.00 0        23.30%
FL          11.06%  PUD       15.33%  STATED    39.52%  RCO       42.77%  INV       5.96%                   6         0.03%
AZ           4.93%  CND        9.99%                    RNC        2.73%  2H        1.23%                   12        5.24%
IL           4.44%  2 FAM      4.02%                                                                        13        0.07%
NV           4.39%  3 FAM      1.25%                                                                        24       38.90%
                                                                                                            36       32.46%




----------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-1

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                  $384,131      2     0.10    $192,065    7.819   359.00  713   100.0
2/28 LIB6M              $34,214,851    220     9.07    $155,522    7.325   357.49  672    94.2
2/28 LIB6M-IO-24       $107,598,964    461    28.54    $233,403    6.692   358.77  681    85.6
2/28 LIB6M-IO-60        $17,230,218     70     4.57    $246,146    6.443   357.90  687    81.5
3/27 LIB6M              $62,104,044    373    16.47    $166,499    7.243   358.70  674    93.5
3/27 LIB6M-IO-36       $139,766,945    643    37.07    $217,367    6.708   358.74  679    85.9
3/27 LIB6M-IO-60        $15,738,709     75     4.17    $209,849    6.544   358.08  684    82.7
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01-$50,000.00      $268,965      6     0.07     $44,828    8.879   333.96  682    94.0
$50,000.01-$75,000.00    $4,355,410     68     1.16     $64,050    7.803   357.87  671    95.7
$75,000.01-$100,000.00  $12,030,534    134     3.19     $89,780    7.391   358.68  677    93.8
$100,000.01-$150,000.00 $47,110,612    370    12.49    $127,326    7.098   358.50  675    90.4
$150,000.01-$200,000.00 $63,484,228    362    16.84    $175,371    6.912   358.52  680    87.9
$200,000.01-$250,000.00 $71,540,440    317    18.97    $225,680    6.878   358.44  677    87.2
$250,000.01-$300,000.00 $89,721,649    327    23.80    $274,378    6.599   358.67  679    85.7
$300,000.01-$350,000.00 $66,453,631    205    17.63    $324,164    6.662   358.66  680    87.1
$350,000.01-$400,000.00 $13,781,606     38     3.66    $362,674    6.511   358.75  680    83.9
$400,000.01-$450,000.00  $3,006,000      7     0.80    $429,429    7.373   358.86  688    89.8
$450,000.01-$500,000.00  $2,948,086      6     0.78    $491,348    6.796   358.66  705    87.7
$500,000.01-$550,000.00  $1,045,000      2     0.28    $522,500    6.153   358.51  672    80.1
$600,000.01-$650,000.00    $612,500      1     0.16    $612,500    9.750   360.00  659    70.0
$650,000.01-$700,000.00    $679,200      1     0.18    $679,200    7.950   360.00  677    80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                  $1,071,241      8     0.28    $133,905    7.222   358.79  661    93.2


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-2

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alaska                   $1,006,742      4     0.27    $251,686    6.813   359.21  681    93.6
Arizona                 $18,578,641    107     4.93    $173,632    6.805   358.61  668    87.1
Arkansas                 $1,321,474     10     0.35    $132,147    7.667   358.40  664    97.4
California             $123,448,945    453    32.74    $272,514    6.477   358.68  683    82.8
Colorado                $13,823,905     77     3.67    $179,531    6.667   358.73  685    88.1
Connecticut              $4,175,015     20     1.11    $208,751    7.153   358.82  685    91.0
Delaware                   $337,500      1     0.09    $337,500    6.200   358.00  686    90.0
District of Columbia       $425,649      2     0.11    $212,824    7.472   358.26  661    81.9
Florida                 $41,683,289    218    11.06    $191,208    7.111   358.47  677    89.7
Georgia                  $7,749,408     53     2.06    $146,215    7.584   358.42  672    92.5
Hawaii                   $4,096,373     12     1.09    $341,364    6.705   359.00  700    87.3
Idaho                    $1,008,992      8     0.27    $126,124    7.024   358.81  675    91.6
Illinois                $16,741,864     78     4.44    $214,639    7.089   358.77  679    91.4
Indiana                  $2,264,716     18     0.60    $125,818    7.475   353.47  667    94.0
Iowa                       $183,016      2     0.05     $91,508    8.635   358.39  652    97.0
Kansas                   $1,333,165      9     0.35    $148,129    7.914   358.50  678    96.0
Kentucky                 $1,811,288     16     0.48    $113,206    7.780   351.73  673    96.2
Louisiana                $1,970,363     18     0.52    $109,465    7.522   358.59  669    96.6
Maine                      $817,394      5     0.22    $163,479    6.650   358.49  676    84.9
Maryland                $10,578,798     49     2.81    $215,894    6.767   358.37  674    87.7
Massachusetts            $6,733,502     25     1.79    $269,340    6.805   358.76  678    90.4
Michigan                $10,588,874     74     2.81    $143,093    7.296   358.84  678    91.5
Minnesota               $11,468,626     59     3.04    $194,383    6.854   358.86  684    93.5
Mississippi                $193,871      3     0.05     $64,624    8.114   359.00  656   100.0
Missouri                 $3,272,013     28     0.87    $116,858    7.415   358.75  669    96.0
Montana                    $722,288      3     0.19    $240,763    6.709   358.93  678    98.6
Nebraska                   $387,985      3     0.10    $129,328    6.911   358.69  715    93.5
Nevada                  $16,542,886     70     4.39    $236,327    6.574   358.55  677    84.6
New Hampshire            $1,682,567      7     0.45    $240,367    7.222   358.71  671    93.8
New Jersey               $6,458,303     28     1.71    $230,654    7.373   358.42  672    90.9
New Mexico               $1,134,482      8     0.30    $141,810    7.623   358.92  651    94.2
New York                 $5,789,972     20     1.54    $289,499    6.727   358.83  672    83.7
North Carolina           $2,834,590     18     0.75    $157,477    7.140   358.70  671    92.4
North Dakota               $122,570      1     0.03    $122,570    6.650   359.00  685   100.0
Ohio                     $2,024,314     19     0.54    $106,543    7.539   357.23  668    98.0
Oklahoma                 $1,237,703     10     0.33    $123,770    7.232   355.66  662    95.2
Oregon                   $6,081,583     35     1.61    $173,760    6.857   358.98  675    89.2
Pennsylvania             $3,548,864     23     0.94    $154,298    7.057   358.66  668    94.5
Rhode Island               $166,400      1     0.04    $166,400    7.750   358.00  651    80.0
South Carolina             $960,591      7     0.25    $137,227    7.332   358.06  664    93.4
South Dakota               $472,696      4     0.13    $118,174    7.098   359.17  659   100.0
Tennessee                $2,999,306     22     0.80    $136,332    6.980   358.56  688    93.7
Texas                    $5,865,338     48     1.56    $122,195    7.241   358.75  678    94.3
Utah                     $3,079,861     20     0.82    $153,993    7.011   358.71  688    89.2
Vermont                    $377,041      2     0.10    $188,521    7.200   358.60  669    89.6


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-3

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Virginia                $13,754,967     58     3.65    $237,155    6.988   358.40  675    83.4
Washington              $11,997,117     64     3.18    $187,455    6.583   358.53  677    89.9
West Virginia              $389,900      2     0.10    $194,950    7.642   358.57  691    81.1
Wisconsin                $1,637,870     13     0.43    $125,990    7.647   358.80  687    94.7
Wyoming                     $84,000      1     0.02     $84,000    6.250   359.00  642    70.0
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                 $1,851,000      9     0.49    $205,667    6.310   358.33  669    44.5
50.01 - 55.00            $1,781,000      8     0.47    $222,625    5.789   359.02  686    53.3
55.01 - 60.00            $2,944,500     15     0.78    $196,300    6.002   358.58  667    57.6
60.01 - 65.00            $3,652,400     16     0.97    $228,275    5.938   358.59  672    63.2
65.01 - 70.00            $5,478,946     22     1.45    $249,043    6.697   358.81  670    68.9
70.01 - 75.00           $10,558,989     46     2.80    $229,543    6.346   358.61  679    74.0
75.01 - 80.00          $118,020,822    519    31.30    $227,400    6.463   358.70  684    79.9
80.01 - 85.00           $30,169,516    135     8.00    $223,478    6.538   358.37  674    84.3
85.01 - 90.00           $77,317,255    374    20.51    $206,731    7.051   358.22  673    89.7
90.01 - 95.00           $32,903,007    161     8.73    $204,367    7.296   358.55  679    94.6
95.01 - 100.00          $92,360,425    539    24.50    $171,355    7.199   358.71  679   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500              $297,300      2     0.08    $148,650    4.332   359.43  728    88.5
4.501 - 5.000            $1,389,093      6     0.37    $231,515    4.849   358.63  676    73.0
5.001 - 5.500           $15,771,169     64     4.18    $246,425    5.389   358.72  683    76.9
5.501 - 6.000           $56,751,369    243    15.05    $233,545    5.828   358.63  688    81.3
6.001 - 6.500           $72,889,046    317    19.33    $229,934    6.332   358.62  682    85.6
6.501 - 7.000          $101,658,350    490    26.96    $207,466    6.799   358.67  679    88.8
7.001 - 7.500           $57,767,978    303    15.32    $190,653    7.308   358.66  671    90.5
7.501 - 8.000           $40,175,652    230    10.66    $174,677    7.794   358.71  673    92.4
8.001 - 8.500           $17,625,975    105     4.67    $167,866    8.278   358.71  674    93.9
8.501 - 9.000            $6,785,132     51     1.80    $133,042    8.799   358.65  671    94.4
9.001 - 9.500            $2,695,597     16     0.71    $168,475    9.226   349.18  664    92.4
9.501 - 10.000           $1,936,993      9     0.51    $215,221    9.813   357.74  681    83.3
10.001 - 10.500            $815,036      5     0.22    $163,007   10.392   354.46  664    91.2
10.501 - 11.000            $119,626      1     0.03    $119,626   10.625   301.00  644    90.0


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-4

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500            $174,600      1     0.05    $174,600   11.250   360.00  651    90.0
11.501 - 12.000            $184,946      1     0.05    $184,946   11.875   359.00  750   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                    $253,635,425  1,273    67.27    $199,242    6.815   358.50  678    87.8
PUD                     $57,788,380    265    15.33    $218,069    6.742   358.59  674    86.5
CND                     $37,657,618    196     9.99    $192,131    6.834   358.79  686    88.3
2 FAM                   $15,172,910     66     4.02    $229,893    7.088   358.68  683    86.3
3 FAM                    $4,708,432     14     1.25    $336,317    6.800   358.85  694    85.6
4 FAM                    $4,235,706     12     1.12    $352,975    7.623   358.71  670    79.2
CNDP                     $3,839,391     18     1.02    $213,299    7.235   358.66  684    89.2
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                    $205,516,038  1,048    54.51    $196,103    6.954   358.70  685    89.9
RCO                    $161,243,281    740    42.77    $217,896    6.677   358.52  672    84.4
RNC                     $10,278,542     56     2.73    $183,545    6.739   356.42  661    87.7
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                     $349,920,616  1,700    92.81    $205,836    6.800   358.57  677    87.6
INV                     $22,464,012    118     5.96    $190,373    7.172   358.44  700    85.2
2H                       $4,653,233     26     1.23    $178,971    7.464   358.36  691    88.5
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
181 - 300                   $41,010      1     0.01     $41,010    9.875   300.00  656    85.0



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-5

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
301 - 360              $376,996,851  1,843    99.99    $204,556    6.830   358.57  679    87.5
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                   $228,032,357  1,195  60.48     $190,822     6.673   358.51  678   89.5
STATED INCOME          $149,005,504    649  39.52     $229,592     7.070   358.64  680   84.5
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844 100.00     $204,467     6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                  $881,995      4     0.23    $220,499    6.190   357.92  808    88.8
781 - 800                $3,422,789     16     0.91    $213,924    6.625   358.06  789    88.0
761 - 780                $9,363,906     41     2.48    $228,388    6.464   358.62  770    87.2
741 - 760               $11,443,221     55     3.04    $208,059    6.740   358.78  750    88.8
721 - 740               $21,262,684    101     5.64    $210,522    6.819   358.61  730    86.5
701 - 720               $31,857,769    159     8.45    $200,363    6.637   358.78  710    87.0
681 - 700               $63,328,368    306    16.80    $206,955    6.661   358.61  689    87.3
661 - 680               $94,520,973    458    25.07    $206,378    6.804   358.44  670    87.8
641 - 660              $135,754,397    677    36.01    $200,523    7.016   358.55  650    87.6
621 - 640                $5,201,758     27     1.38    $192,658    6.835   358.55  640    86.4
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
A                      $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                       $87,843,465    430    23.30    $204,287    7.253   358.75  678    89.8
6                          $105,767      1     0.03    $105,767    7.500   358.00  750    95.0




________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-6

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
12                      $19,774,510     84     5.24    $235,411    7.258   358.72  676    85.5
13                         $264,000      1     0.07    $264,000    5.500   357.00  697    80.0
24                     $146,670,992    697    38.90    $210,432    6.709   358.48  678    87.1
36                     $122,379,127    631    32.46    $193,945    6.605   358.50  680    86.7
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
               WA         CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION    MTR        BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6           5        $1,098,481      9     0.29    $122,053    9.017   323.30  680    92.0
13 - 18        18          $134,309      1     0.04    $134,309    6.870   354.00  642    90.0
19 - 24        23      $158,195,374    743    41.96    $212,914    6.788   358.65  680    87.0
25 - 31        31          $490,715      2     0.13    $245,358    6.443   355.00  757    92.0
32 - 37        35      $217,118,981  1,089    57.59    $199,375    6.850   358.69  678    87.8
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000            $1,199,332      6     0.32    $199,889    6.464   358.56  668    86.9
4.001 - 5.000            $7,732,679     35     2.05    $220,934    5.770   358.22  689    77.4
5.001 - 6.000           $81,371,449    355    21.58    $229,215    5.965   358.58  686    80.4
6.001 - 7.000          $169,909,541    788    45.06    $215,621    6.696   358.43  680    87.9
7.001 - 8.000           $94,517,890    526    25.07    $179,692    7.522   358.74  671    92.3
8.001 - 9.000           $19,602,947    121     5.20    $162,008    8.314   358.75  675    94.1
9.001 - 10.000           $2,704,023     13     0.72    $208,002    9.498   359.13  670    90.7
------------------------------------------------------------------------------------------------------------------------------------
6.704                  $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000            $481,600      3     0.13    $160,533    6.695   358.67  684    80.0
11.001 - 11.500          $3,172,120     15     0.84    $211,475    5.338   358.35  695    77.2
11.501 - 12.000         $11,662,144     54     3.09    $215,966    5.862   358.11  691    78.7
12.001 - 12.500         $26,867,505    115     7.13    $233,630    5.868   358.52  687    80.1
12.501 - 13.000         $64,377,467    278    17.07    $231,574    6.098   358.51  684    83.0
13.001 - 13.500         $70,959,890    313    18.82    $226,709    6.511   358.61  679    86.4



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-7

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000         $91,073,185    446    24.15    $204,200    6.867   358.73  678    89.3
14.001 - 14.500         $48,540,898    261    12.87    $185,980    7.360   358.73  670    91.7
14.501 - 15.000         $34,576,254    205     9.17    $168,665    7.821   358.82  673    93.1
15.001 - 15.500         $13,931,893     85     3.70    $163,905    8.290   358.88  678    94.3
15.501 - 16.000          $6,081,674     41     1.61    $148,334    8.845   356.80  672    93.8
16.001 - 16.500          $2,410,059     14     0.64    $172,147    9.247   352.60  663    92.3
16.501 - 17.000          $1,679,384      7     0.45    $239,912    9.826   358.98  686    81.7
17.001 - 17.500            $744,616      4     0.20    $186,154   10.394   359.23  663    91.8
17.501 - 18.000            $119,626      1     0.03    $119,626   10.625   301.00  644    90.0
18.001 - 18.500            $174,600      1     0.05    $174,600   11.250   360.00  651    90.0
18.501 - 19.000            $184,946      1     0.05    $184,946   11.875   359.00  750   100.0
------------------------------------------------------------------------------------------------------------------------------------
13.641                 $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Initial Periodic Rate Cap              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                    $1,789,195     10     0.47    $178,919    6.991   356.17  680    88.1
1.500                  $297,722,981  1,455    78.96    $204,621    6.837   358.69  678    88.2
1.525                      $352,000      1     0.09    $352,000    6.350   358.00  664    80.0
2.000                    $5,344,832     24     1.42    $222,701    6.642   357.74  694    81.2
3.000                   $71,828,853    354    19.05    $202,906    6.813   358.13  681    85.2
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                   $73,899,253    361    19.60    $204,707    6.816   358.06  682    84.8
1.500                  $302,380,252  1,479    80.20    $204,449    6.833   358.68  678    88.1
2.000                      $284,756      2     0.08    $142,378    8.278   358.61  676   100.0
3.000                      $473,600      2     0.13    $236,800    6.206   357.57  702    84.3
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000            $2,782,993     13     0.74    $214,076    5.316   358.49  685    76.5
5.001 - 6.000           $72,938,901    310    19.35    $235,287    5.758   358.64  686    80.5






________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-8

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 7.000          $174,774,897    810    46.35    $215,771    6.612   358.62  680    87.5
7.001 - 8.000           $96,861,256    527    25.69    $183,797    7.505   358.68  672    91.4
8.001 - 9.000           $24,075,984    154     6.39    $156,338    8.431   358.24  674    94.1
9.001 - 10.000           $4,380,043     23     1.16    $190,437    9.490   355.45  671    88.5
> 10.000                 $1,223,788      7     0.32    $174,827   10.762   353.61  673    92.6
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10/05                      $119,626      1     0.03    $119,626   10.625   301.00  644    90.0
11/05                       $44,931      1     0.01     $44,931    9.375   302.00  679    85.0
01/06                       $70,419      1     0.02     $70,419   10.375   304.00  673    85.0
02/06                      $569,948      3     0.15    $189,983    8.367   341.39  692    95.3
03/06                      $293,557      3     0.08     $97,852    9.244   305.16  674    89.1
03/07                      $134,309      1     0.04    $134,309    6.870   354.00  642    90.0
05/07                      $683,329      4     0.18    $170,832    7.150   356.00  670    88.9
06/07                   $10,025,886     48     2.66    $208,873    6.723   357.04  681    86.6
07/07                   $52,458,417    243    13.91    $215,878    6.707   358.00  682    86.3
08/07                   $77,045,266    369    20.43    $208,795    6.838   359.00  679    87.5
09/07                   $17,982,475     79     4.77    $227,626    6.834   360.00  679    87.2
04/08                      $590,394      3     0.16    $196,798    6.562   355.17  744    93.4
05/08                      $722,499      4     0.19    $180,625    6.979   356.00  659    82.9
06/08                    $9,920,798     48     2.63    $206,683    6.815   357.13  681    88.9
07/08                   $67,718,668    339    17.96    $199,760    6.868   358.01  674    88.5
08/08                  $118,551,268    601    31.44    $197,257    6.827   359.00  680    87.4
09/08                   $20,106,071     96     5.33    $209,438    6.936   360.00  679    87.3
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       1-9

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                    Group 2

                               ARM $272,974,960

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                 Range
(As of Calculation Date)                                                         -----

Total Number of Loans                                       709
Total Outstanding Balance                          $272,974,960
Average Loan Balance                                   $385,014            $60,950 to $979,920
WA Mortgage Rate                                         6.560%             4.700% to 11.625%
Net WAC                                                  5.536%             3.201% to 10.126%
ARM Characteristics
    WA Gross Margin                                      6.462%             4.050% to 10.700%
    WA Months to First Roll                                  28                  1 to 36
    WA First Periodic Cap                                1.723%             1.000% to 3.000%
    WA Subsequent Periodic Cap                           1.429%             1.000% to 1.500%
    WA Lifetime Cap                                     13.432%            10.250% to 18.625%
    WA Lifetime Floor                                    6.548%             4.050% to 11.625%
WA Original Term (months)                                   360                360 to 360
WA Remaining Term (months)                                  358                284 to 360
WA LTV                                                   86.73%             59.06% to 100.00%
   Percentage of Pool with CLTV > 100%                    0.00%
   WA Effective LTV (Post MI)                            72.85%

WA FICO                                                     682

Secured by (% of pool)    1st Liens                     100.00%
                          2nd Liens                       0.00%
Prepayment Penalty at Loan Orig (% of all loans)         83.61%


----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:       Doc Types:      Purpose Codes:     Occ Codes:         Grades:       Orig PP Term:
  ------------        ----------        ---------       -------------      ---------          ------        ------------
CA          62.49%  SFR       69.00%  FULL      56.39%  PUR       67.22%  OO       97.78%  A         100.00 0        16.39%
FL           6.52%  PUD       21.09%  STATED    43.61%  RCO       31.98%  INV       1.50%                   12        8.50%
VA           3.88%  CND        7.31%                    RNC        0.80%  2H        0.72%                   24       47.61%
NV           3.50%  2 FAM      2.14%                                                                        36       27.37%
AZ           2.18%  3 FAM      0.30%                                                                        60        0.13%






----------------------------------------------------------------------------------------------------------------------------




________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-1

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                     Group 2

                                ARM $272,974,960

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                  $130,028      1     0.05    $130,028    8.500   301.00  692    83.2
2/28 LIB6M              $10,559,795     33     3.87    $319,994    7.190   357.95  675    94.3
2/28 LIB6M-IO-24       $116,876,312    291    42.82    $401,637    6.492   358.56  680    86.3
2/28 LIB6M-IO-60        $19,033,253     51     6.97    $373,201    6.452   357.78  697    82.5
3/27 LIB6M              $18,786,891     69     6.88    $272,274    7.413   358.70  671    93.7
3/27 LIB6M-IO-36       $101,224,093    245    37.08    $413,160    6.444   358.68  686    86.3
3/27 LIB6M-IO-60         $6,364,588     19     2.33    $334,978    6.392   357.70  677    80.3
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01-$75,000.00      $196,394      3     0.07     $65,465    7.620   358.65  657    99.3
$75,000.01-$100,000.00     $634,312      7     0.23     $90,616    7.870   347.54  661    97.8
$100,000.01-$150,000.00  $3,059,639     25     1.12    $122,386    7.656   355.84  670    92.0
$150,000.01-$200,000.00  $7,788,774     43     2.85    $181,134    7.248   358.15  675    90.7
$200,000.01-$250,000.00 $12,007,867     52     4.40    $230,921    6.843   358.27  674    87.7
$250,000.01-$300,000.00 $14,824,721     54     5.43    $274,532    6.709   358.06  678    88.6
$300,000.01-$350,000.00 $13,331,835     41     4.88    $325,167    6.688   358.22  687    86.4
$350,000.01-$400,000.00 $68,760,192    182    25.19    $377,803    6.511   358.53  680    85.6
$400,000.01-$450,000.00 $44,468,997    104    16.29    $427,587    6.443   358.53  685    86.1
$450,000.01-$500,000.00 $41,545,414     87    15.22    $477,533    6.531   358.69  683    86.6
$500,000.01-$550,000.00 $22,492,824     43     8.24    $523,089    6.621   358.68  684    88.9
$550,000.01-$600,000.00 $16,060,462     28     5.88    $573,588    6.382   358.85  676    87.4
$600,000.01-$650,000.00 $11,310,891     18     4.14    $628,383    6.348   358.78  688    88.7
$650,000.01-$700,000.00  $6,761,400     10     2.48    $676,140    6.013   358.89  709    82.9
$700,000.01-$750,000.00  $2,174,250      3     0.80    $724,750    6.003   358.33  685    91.3
$750,000.01-$800,000.00  $3,128,000      4     1.15    $782,000    6.116   358.24  685    82.4
$800,000.01-$850,000.00  $2,471,568      3     0.91    $823,856    7.511   358.33  684    76.1
> $900,000.00            $1,957,420      2     0.72    $978,710    6.950   359.50  699    82.5
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-2

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                     Group 2

                                ARM $272,974,960

                                 Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                    $779,503      5     0.29    $155,901    7.976   358.15  668    95.7
Alaska                     $187,386      1     0.07    $187,386    8.500   359.00  646   100.0
Arizona                  $5,961,216     21     2.18    $283,867    6.527   358.52  675    82.7
Arkansas                   $423,710      3     0.16    $141,237    7.723   358.50  651    93.8
California             $170,574,039    391    62.49    $436,251    6.346   358.52  686    85.6
Colorado                 $4,196,897     14     1.54    $299,778    6.570   358.58  670    84.8
Connecticut              $1,392,487      4     0.51    $348,122    7.379   358.34  697    90.1
Delaware                   $889,109      2     0.33    $444,555    7.703   359.00  679    86.2
District of Columbia       $941,200      2     0.34    $470,600    5.862   359.00  690    70.2
Florida                 $17,798,048     48     6.52    $370,793    7.349   358.26  675    88.8
Georgia                  $1,111,700      3     0.41    $370,567    7.161   358.29  681    93.0
Hawaii                   $1,962,810      4     0.72    $490,703    6.655   357.83  687    87.7
Idaho                      $819,515      2     0.30    $409,757    7.487   358.00  664    88.3
Illinois                 $5,410,483     16     1.98    $338,155    6.821   358.73  683    92.2
Indiana                    $207,000      1     0.08    $207,000    6.000   359.00  650   100.0
Kansas                     $304,660      2     0.11    $152,330    8.145   359.64  659    98.2
Kentucky                   $140,000      1     0.05    $140,000    5.000   358.00  694    80.0
Louisiana                  $539,516      4     0.20    $134,879    7.451   358.00  691   100.0
Maine                      $432,000      1     0.16    $432,000    5.850   360.00  652    90.0
Maryland                 $3,749,366     10     1.37    $374,937    6.531   358.48  692    85.8
Massachusetts            $2,397,842      7     0.88    $342,549    6.561   358.70  678    93.3
Michigan                 $1,918,039      8     0.70    $239,755    8.122   358.20  679    97.5
Minnesota                $2,309,051      7     0.85    $329,864    7.373   358.39  656    96.5
Mississippi                $676,578      4     0.25    $169,145    6.373   358.26  652    90.0
Missouri                   $865,136      3     0.32    $288,379    8.119   358.27  668    91.7
Montana                    $891,950      3     0.33    $297,317    7.187   358.41  670    87.4
Nebraska                   $118,668      1     0.04    $118,668    7.875   359.00  673    95.0
Nevada                   $9,557,808     29     3.50    $329,580    6.744   358.34  679    83.9
New Hampshire              $369,900      1     0.14    $369,900    7.150   358.00  656   100.0
New Jersey               $3,215,199      9     1.18    $357,244    6.362   358.52  675    88.4
New York                 $5,340,654     13     1.96    $410,820    6.456   358.85  681    95.3
North Carolina           $1,245,513      5     0.46    $249,103    6.697   358.52  667    92.0
North Dakota               $105,946      1     0.04    $105,946    9.350   359.00  674   100.0
Ohio                       $443,520      2     0.16    $221,760    8.718   358.00  645   100.0
Oklahoma                    $99,850      1     0.04     $99,850    7.450   358.00  673   100.0
Oregon                   $1,523,809      5     0.56    $304,762    6.757   358.52  670    97.2
Pennsylvania             $1,629,500      5     0.60    $325,900    7.127   356.90  668    87.5
Rhode Island               $244,000      1     0.09    $244,000    6.300   357.00  753    80.0
South Carolina             $403,512      2     0.15    $201,756    7.048   357.78  713    85.8
South Dakota               $369,000      1     0.14    $369,000    7.050   360.00  684    90.0
Tennessee                  $993,645      6     0.36    $165,607    7.754   358.13  668    97.3
Texas                    $1,882,210     10     0.69    $188,221    7.016   358.42  673    93.1
Utah                     $1,746,360      4     0.64    $436,590    7.040   358.15  647    90.4
Virginia                $10,580,907     29     3.88    $364,859    6.854   358.39  680    84.6
Washington               $5,353,285     14     1.96    $382,378    6.365   358.71  679    87.8


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-3

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 2

                                ARM $272,974,960

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                  $632,564      2     0.23    $316,282    7.500   359.16  662    88.4
Wyoming                    $239,866      1     0.09    $239,866    5.875   358.00  679   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00            $1,273,841      2     0.47    $636,921    5.556   358.36  676    59.4
60.01 - 65.00              $377,000      1     0.14    $377,000    5.250   359.00  653    65.0
65.01 - 70.00            $3,089,500      6     1.13    $514,917    5.990   358.99  687    69.3
70.01 - 75.00            $6,043,080     15     2.21    $402,872    6.226   358.76  677    73.2
75.01 - 80.00          $119,995,949    315    43.96    $380,940    6.260   358.46  686    79.8
80.01 - 85.00           $21,799,102     46     7.99    $473,894    6.641   358.05  679    84.2
85.01 - 90.00           $43,092,898    103    15.79    $418,378    6.666   358.74  674    89.6
90.01 - 95.00           $15,145,908     39     5.55    $388,357    6.945   358.32  680    94.5
95.01 - 100.00          $62,157,680    182    22.77    $341,526    7.034   358.51  683   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000            $3,027,488      7     1.11    $432,498    4.948   358.45  707    85.4
5.001 - 5.500           $20,248,587     43     7.42    $470,897    5.369   358.61  691    79.9
5.501 - 6.000           $60,495,527    147    22.16    $411,534    5.851   358.44  693    83.3
6.001 - 6.500           $66,206,274    164    24.25    $403,697    6.335   358.53  683    85.8
6.501 - 7.000           $66,300,948    171    24.29    $387,725    6.789   358.69  677    88.5
7.001 - 7.500           $27,729,983     82    10.16    $338,171    7.280   358.51  673    90.2
7.501 - 8.000           $14,888,262     44     5.45    $338,370    7.779   358.38  677    92.2
8.001 - 8.500            $6,331,904     23     2.32    $275,300    8.241   357.12  669    95.1
8.501 - 9.000            $4,451,108     17     1.63    $261,830    8.788   358.57  664    93.9
9.001 - 9.500              $660,890      5     0.24    $132,178    9.310   358.40  671    98.8
9.501 - 10.000             $451,647      2     0.17    $225,824    9.670   342.91  685    96.9
10.501 - 11.000            $870,749      2     0.32    $435,374   10.614   358.57  659   100.0
11.001 - 11.500            $809,727      1     0.30    $809,727   11.250   359.00  648    83.9
11.501 - 12.000            $501,866      1     0.18    $501,866   11.625   359.00  647   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-4

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                     Group 2

                                ARM $272,974,960

                                 Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                    $188,342,103    490    69.00    $384,372    6.490   358.46  683    86.6
PUD                     $57,578,573    150    21.09    $383,857    6.660   358.48  679    86.4
CND                     $19,962,812     55     7.31    $362,960    6.740   358.59  687    87.9
2 FAM                    $5,832,645     12     2.14    $486,054    6.495   358.87  695    90.5
3 FAM                      $809,727      1     0.30    $809,727   11.250   359.00  648    83.9
CNDP                       $449,100      1     0.16    $449,100    7.750   359.00  666    90.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                    $183,502,413    513    67.22    $357,705    6.664   358.44  685    87.9
RCO                     $87,299,838    191    31.98    $457,067    6.350   358.57  677    84.3
RNC                      $2,172,709      5     0.80    $434,542    6.241   358.82  685    83.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                     $266,910,886    698    97.78    $382,394    6.530   358.48  682    86.7
INV                      $4,107,362      8     1.50    $513,420    7.718   358.80  689    86.9
2H                       $1,956,712      3     0.72    $652,237    8.331   359.00  662    91.3
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
181 - 300                   $92,107      1     0.03     $92,107    9.750   284.00  682    85.0
301 - 360              $272,882,852    708    99.97    $385,428    6.559   358.51  682    86.7
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                   $153,924,372    393    56.39    $391,665    6.297   358.46  683    88.2
STATED INCOME          $119,050,588    316    43.61    $376,742    6.902   358.52  681    84.8




________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-5

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                     Group 2

                                ARM $272,974,960

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                  $520,000      1     0.19    $520,000    6.600   360.00  811   100.0
781 - 800                $3,922,875      9     1.44    $435,875    5.842   358.27  786    86.0
761 - 780                $6,391,050     13     2.34    $491,619    6.158   358.77  769    80.0
741 - 760               $10,266,603     25     3.76    $410,664    6.303   358.48  751    86.4
721 - 740               $21,123,821     48     7.74    $440,080    6.154   358.41  728    85.9
701 - 720               $24,285,847     63     8.90    $385,490    6.431   358.43  710    88.8
681 - 700               $50,034,108    133    18.33    $376,196    6.585   358.16  690    87.9
661 - 680               $63,698,426    172    23.33    $370,340    6.504   358.60  670    85.8
641 - 660               $88,675,079    236    32.48    $375,742    6.801   358.59  651    87.0
621 - 640                $4,057,150      9     1.49    $450,794    6.750   358.74  640    85.3
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
A                      $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                       $44,736,263    124    16.39    $360,776    7.146   358.65  679    90.2
12                      $23,206,536     54     8.50    $429,751    6.847   358.61  689    84.3
24                     $129,955,430    334    47.61    $389,088    6.464   358.43  681    86.4
36                      $74,711,057    195    27.37    $383,134    6.282   358.55  685    86.1
60                         $365,674      2     0.13    $182,837    7.727   338.38  689    81.1
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-6

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 2

                                ARM $272,974,960

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                 WA       CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION      MTR      BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6              1       $222,135      2     0.08    $111,068    9.018   293.95  688    84.0
13 - 18           16       $518,960      2     0.19    $259,480    7.726   352.00  682    96.6
19 - 24           22   $145,858,292    372    53.43    $392,092    6.531   358.48  682    86.4
25 - 31           31       $343,920      1     0.13    $343,920    5.950   355.00  746    80.0
32 - 37           35   $126,031,652    332    46.17    $379,613    6.587   358.64  683    87.1
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000            $6,519,207     16     2.39    $407,450    5.450   357.99  701    82.8
5.001 - 6.000           $89,834,521    218    32.91    $412,085    5.904   358.44  690    82.1
6.001 - 7.000          $124,430,045    315    45.58    $395,016    6.593   358.51  680    88.0
7.001 - 8.000           $40,193,749    117    14.72    $343,536    7.533   358.62  674    91.7
8.001 - 9.000           $10,138,549     36     3.71    $281,626    8.392   358.43  663    94.2
9.001 - 10.000             $988,140      5     0.36    $197,628    7.576   358.11  694    89.6
10.001 - 11.000            $870,749      2     0.32    $435,374   10.614   358.57  659   100.0
------------------------------------------------------------------------------------------------------------------------------------
6.462                  $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500            $399,960      1     0.15    $399,960    6.250   359.00  702    80.0
10.501 - 11.000            $583,920      2     0.21    $291,960    6.330   358.76  706    80.0
11.001 - 11.500          $1,755,850      6     0.64    $292,642    5.327   358.43  682    76.8
11.501 - 12.000          $8,915,575     25     3.27    $356,623    5.579   357.92  707    81.9
12.001 - 12.500         $28,250,541     67    10.35    $421,650    5.705   358.46  692    80.8
12.501 - 13.000         $61,522,642    149    22.54    $412,904    5.955   358.50  690    83.6
13.001 - 13.500         $59,132,009    143    21.66    $413,511    6.397   358.55  682    86.4
13.501 - 14.000         $61,688,964    158    22.60    $390,436    6.822   358.68  677    89.1
14.001 - 14.500         $25,360,684     76     9.29    $333,693    7.321   358.56  671    91.3
14.501 - 15.000         $12,792,417     37     4.69    $345,741    7.804   358.50  679    92.9
15.001 - 15.500          $5,471,204     20     2.00    $273,560    8.299   356.98  666    95.7
15.501 - 16.000          $4,096,923     16     1.50    $256,058    8.797   356.96  666    93.0
16.001 - 16.500            $462,390      4     0.17    $115,598    9.293   358.57  657    98.3
16.501 - 17.000            $359,540      1     0.13    $359,540    9.650   358.00  686   100.0
17.501 - 18.000            $870,749      2     0.32    $435,374   10.614   358.57  659   100.0
18.001 - 18.500            $809,727      1     0.30    $809,727   11.250   359.00  648    83.9
18.501 - 19.000            $501,866      1     0.18    $501,866   11.625   359.00  647   100.0



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-7

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 2

                                ARM $272,974,960

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.432                 $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap               (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1.000                      $562,028      2     0.21    $281,014    6.463   346.35  661    88.4
1.500                  $230,219,885    578    84.34    $398,304    6.560   358.61  681    87.4
2.000                    $2,073,400      5     0.76    $414,680    6.750   357.38  687    89.4
3.000                   $40,119,647    124    14.70    $323,546    6.554   358.03  690    82.5
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                   $38,489,649    119    14.10    $323,442    6.604   357.90  690    83.0
1.500                  $234,485,311    590    85.90    $397,433    6.553   358.58  681    87.3
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000            $4,343,434     11     1.59    $394,858    5.306   358.37  708    83.8
5.001 - 6.000           $80,995,248    190    29.67    $426,291    5.741   358.48  692    82.5
6.001 - 7.000          $131,380,142    332    48.13    $395,723    6.564   358.61  680    87.2
7.001 - 8.000           $42,178,245    125    15.45    $337,426    7.456   358.47  674    91.0
8.001 - 9.000           $10,875,119     41     3.98    $265,247    8.477   357.10  667    94.5
9.001 - 10.000           $1,020,430      6     0.37    $170,072    9.430   358.26  676    99.2
> 10.000                 $2,182,341      4     0.80    $545,585   11.083   358.83  652    94.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10/05                      $130,028      1     0.05    $130,028    8.500   301.00  692    83.2
11/05                       $92,107      1     0.03     $92,107    9.750   284.00  682    85.0
01/07                      $518,960      2     0.19    $259,480    7.726   352.00  682    96.6


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-8

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 2

                                ARM $272,974,960

                                 Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
04/07                      $692,000      2     0.25    $346,000    6.503   355.00  687    79.7
05/07                    $1,088,000      4     0.40    $272,000    6.326   356.00  670    80.0
06/07                    $9,139,017     25     3.35    $365,561    6.438   357.00  685    85.4
07/07                   $61,130,487    163    22.39    $375,034    6.552   358.00  686    87.1
08/07                   $63,945,680    156    23.43    $409,908    6.519   359.00  678    86.1
09/07                    $9,863,108     22     3.61    $448,323    6.586   360.00  674    85.5
04/08                      $343,920      1     0.13    $343,920    5.950   355.00  746    80.0
05/08                    $1,604,176      5     0.59    $320,835    6.090   356.00  696    84.1
06/08                    $3,909,300     11     1.43    $355,391    6.556   357.00  697    87.3
07/08                   $44,141,726    129    16.17    $342,184    6.551   358.00  681    87.6
08/08                   $64,947,611    163    23.79    $398,452    6.647   359.00  682    86.7
09/08                   $11,428,839     24     4.19    $476,202    6.467   360.00  693    88.1
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------








________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-9

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                  Groups 1 & 2

                                ARM $650,012,820

                                 Detailed Report

Summary of Loans in Statistical Calculation Pool                                         Range
(As of Calculation Date)                                                                 -----
Total Number of Loans                                              2,553
Total Outstanding Balance                                   $650,012,820
Average Loan Balance                                            $254,607           $33,120 to $979,920
WA Mortgage Rate                                                  6.717%            4.300% to 11.875%
Net WAC                                                           5.637%            2.876% to 10.376%
ARM Characteristics
    WA Gross Margin                                               6.602%            4.000% to 10.700%
    WA Months to First Roll                                           29                 1 to 36
    WA First Periodic Cap                                         1.762%            1.000% to 3.000%
    WA Subsequent Periodic Cap                                    1.415%            1.000% to 3.000%
    WA Lifetime Cap                                              13.553%           10.250% to 18.875%
    WA Lifetime Floor                                             6.704%            4.050% to 11.875%
WA Original Term (months)                                            360               360 to 360
WA Remaining Term (months)                                           359               284 to 360
WA LTV                                                            87.17%            40.44% to 100.00%
Percentage of Pool with CLTV > 100%                                0.00%
WA Effective LTV (Post MI)                                        71.80%

WA FICO                                                              680

Secured by (% of pool)    1st Liens                              100.00%
                          2nd Liens                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                  79.60%



----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:       Doc Types:      Purpose Codes:     Occ Codes:         Grades:       Orig PP Term:
  ------------        ----------        ---------       -------------      ---------          ------        ------------
CA          45.23%  SFR       68.00%  FULL      58.76%  PUR       59.85%  OO       94.90%  A         100.00 0        20.40%
FL           9.15%  PUD       17.75%  STATED    41.24%  RCO       38.24%  INV       4.09%                   6         0.02%
NV           4.02%  CND        8.86%                    RNC        1.92%  2H        1.02%                   12        6.61%
AZ           3.78%  2 FAM      3.23%                                                                        13        0.04%
VA           3.74%  3 FAM      0.85%                                                                        24       42.56%
                                                                                                            36       30.32%
                                                                                                            60        0.06%




----------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                  $514,159      3     0.08    $171,386    7.991   344.33  708    95.8
2/28 LIB6M              $44,774,645    253     6.89    $176,975    7.293   357.60  673    94.3
2/28 LIB6M-IO-24       $224,475,276    752    34.53    $298,504    6.588   358.66  680    86.0
2/28 LIB6M-IO-60        $36,263,471    121     5.58    $299,698    6.448   357.84  692    82.0
3/27 LIB6M              $80,890,934    442    12.44    $183,011    7.283   358.70  673    93.6
3/27 LIB6M-IO-36       $240,991,038    888    37.07    $271,386    6.597   358.71  682    86.1
3/27 LIB6M-IO-60        $22,103,297     94     3.40    $235,141    6.500   357.97  682    82.0
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01-$50,000.00       $268,965     6     0.04     $44,828    8.879   333.96  682    94.0
$50,000.01-$75,000.00     $4,551,803    71     0.70     $64,110    7.795   357.91  670    95.9
$75,000.01-$100,000.00   $12,664,846   141     1.95     $89,822    7.415   358.12  677    94.0
$100,000.01-$150,000.00  $50,170,251   395     7.72    $127,013    7.132   358.34  675    90.5
$150,000.01-$200,000.00  $71,273,001   405    10.96    $175,983    6.949   358.48  679    88.2
$200,000.01-$250,000.00  $83,548,307   369    12.85    $226,418    6.873   358.41  677    87.2
$250,000.01-$300,000.00 $104,546,371   381    16.08    $274,400    6.615   358.58  679    86.1
$300,000.01-$350,000.00  $79,785,466   246    12.27    $324,331    6.666   358.59  681    86.9
$350,000.01-$400,000.00  $82,541,798   220    12.70    $375,190    6.511   358.56  680    85.3
$400,000.01-$450,000.00  $47,474,997   111     7.30    $427,703    6.502   358.55  685    86.4
$450,000.01-$500,000.00  $44,493,501    93     6.85    $478,425    6.548   358.69  684    86.7
$500,000.01-$550,000.00  $23,537,824    45     3.62    $523,063    6.600   358.67  683    88.5
$550,000.01-$600,000.00  $16,060,462    28     2.47    $573,588    6.382   358.85  676    87.4
$600,000.01-$650,000.00  $11,923,391    19     1.83    $627,547    6.522   358.84  687    87.7
$650,000.01-$700,000.00   $7,440,600    11     1.14    $676,418    6.190   358.99  706    82.7
$700,000.01-$750,000.00   $2,174,250     3     0.33    $724,750    6.003   358.33  685    91.3
$750,000.01-$800,000.00   $3,128,000     4     0.48    $782,000    6.116   358.24  685    82.4
$800,000.01-$850,000.00   $2,471,568     3     0.38    $823,856    7.511   358.33  684    76.1
> $900,000.00             $1,957,420     2     0.30    $978,710    6.950   359.50  699    82.5
------------------------------------------------------------------------------------------------------------------------------------
                        $650,012,820 2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                  $1,850,744      13     0.28    $142,365    7.540   358.52  664    94.2
Alaska                   $1,194,129      5     0.18    $238,826    7.077   359.18  676    94.6
Arizona                 $24,539,857    128     3.78    $191,718    6.737   358.59  670    86.0
Arkansas                 $1,745,185     13     0.27    $134,245    7.680   358.43  661    96.5
California             $294,022,983    844    45.23    $348,368    6.401   358.59  685    84.4
Colorado                $18,020,802     91     2.77    $198,031    6.645   358.70  682    87.3
Connecticut              $5,567,503     24     0.86    $231,979    7.209   358.70  688    90.7
Delaware                 $1,226,609      3     0.19    $408,870    7.289   358.72  681    87.3
District of Columbia     $1,366,849      4     0.21    $341,712    6.364   358.77  681    73.8
Florida                 $59,481,336    266     9.15    $223,614    7.182   358.41  676    89.4
Georgia                  $8,861,108     56     1.36    $158,234    7.531   358.40  673    92.5
Hawaii                   $6,059,184     16     0.93    $378,699    6.689   358.62  696    87.4
Idaho                    $1,828,507     10     0.28    $182,851    7.231   358.45  670    90.2
Illinois                $22,152,347     94     3.41    $235,663    7.023   358.76  680    91.6
Indiana                  $2,471,716     19     0.38    $130,090    7.351   353.94  665    94.5
Iowa                       $183,016      2     0.03     $91,508    8.635   358.39  652    97.0
Kansas                   $1,637,826     11     0.25    $148,893    7.957   358.71  675    96.4
Kentucky                 $1,951,288     17     0.30    $114,782    7.580   352.18  674    95.0
Louisiana                $2,509,879     22     0.39    $114,085    7.507   358.47  673    97.3
Maine                    $1,249,394      6     0.19    $208,232    6.373   359.01  668    86.7
Maryland                $14,328,164     59     2.20    $242,850    6.705   358.40  679    87.2
Massachusetts            $9,131,344     32     1.40    $285,355    6.741   358.75  678    91.1
Michigan                $12,506,913     82     1.92    $152,523    7.422   358.74  678    92.4
Minnesota               $13,777,678     66     2.12    $208,753    6.941   358.78  680    94.0
Mississippi                $870,449      7     0.13    $124,350    6.761   358.43  653    92.2
Missouri                 $4,137,149     31     0.64    $133,456    7.562   358.65  669    95.1
Montana                  $1,614,238      6     0.25    $269,040    6.973   358.64  674    92.4
Nebraska                   $506,653      4     0.08    $126,663    7.137   358.77  705    93.8
Nevada                  $26,100,695     99     4.02    $263,643    6.636   358.47  678    84.3
New Hampshire            $2,052,467      8     0.32    $256,558    7.209   358.58  668    94.9
New Jersey               $9,673,502     37     1.49    $261,446    7.037   358.45  673    90.1
New Mexico               $1,134,482      8     0.17    $141,810    7.623   358.92  651    94.2
New York                $11,130,626     33     1.71    $337,292    6.597   358.84  676    89.3
North Carolina           $4,080,103     23     0.63    $177,396    7.004   358.64  670    92.3
North Dakota               $228,516      2     0.04    $114,258    7.902   359.00  680   100.0
Ohio                     $2,467,834     21     0.38    $117,516    7.751   357.36  664    98.4
Oklahoma                 $1,337,552     11     0.21    $121,596    7.248   355.83  663    95.6
Oregon                   $7,605,392     40     1.17    $190,135    6.837   358.89  674    90.8
Pennsylvania             $5,178,364     28     0.80    $184,942    7.079   358.10  668    92.3
Rhode Island               $410,400      2     0.06    $205,200    6.888   357.41  712    80.0
South Carolina           $1,364,103      9     0.21    $151,567    7.248   357.98  679    91.1
South Dakota               $841,696      5     0.13    $168,339    7.077   359.54  670    95.6
Tennessee                $3,992,951     28     0.61    $142,605    7.173   358.45  683    94.6
Texas                    $7,747,548     58     1.19    $133,578    7.187   358.67  676    94.0
Utah                     $4,826,221     24     0.74    $201,093    7.021   358.51  673    89.6


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Vermont                    $377,041      2     0.06    $188,521    7.200   358.60  669    89.6
Virginia                $24,335,874     87     3.74    $279,723    6.930   358.39  677    83.9
Washington              $17,350,402     78     2.67    $222,441    6.516   358.58  678    89.3
West Virginia              $389,900      2     0.06    $194,950    7.642   358.57  691    81.1
Wisconsin                $2,270,435     15     0.35    $151,362    7.606   358.90  680    92.9
Wyoming                    $323,866      2     0.05    $161,933    5.972   358.26  669    92.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                 $1,851,000      9     0.28    $205,667    6.310   358.33  669    44.5
50.01 - 55.00            $1,781,000      8     0.27    $222,625    5.789   359.02  686    53.3
55.01 - 60.00            $4,218,341     17     0.65    $248,138    5.867   358.52  670    58.2
60.01 - 65.00            $4,029,400     17     0.62    $237,024    5.873   358.63  670    63.4
65.01 - 70.00            $8,568,446     28     1.32    $306,016    6.442   358.87  676    69.0
70.01 - 75.00           $16,602,069     61     2.55    $272,165    6.303   358.67  678    73.7
75.01 - 80.00          $238,016,771    834    36.62    $285,392    6.361   358.58  685    79.9
80.01 - 85.00           $51,968,619    181     8.00    $287,119    6.581   358.24  676    84.2
85.01 - 90.00          $120,410,154    477    18.52    $252,432    6.913   358.40  674    89.6
90.01 - 95.00           $48,048,915    200     7.39    $240,245    7.185   358.48  679    94.6
95.01 - 100.00         $154,518,106    721    23.77    $214,311    7.133   358.63  681   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500              $297,300      2     0.05    $148,650    4.332   359.43  728    88.5
4.501 - 5.000            $4,416,581     13     0.68    $339,737    4.917   358.51  697    81.5
5.001 - 5.500           $36,019,756    107     5.54    $336,633    5.378   358.65  688    78.6
5.501 - 6.000          $117,246,897    390    18.04    $300,633    5.840   358.53  690    82.4
6.001 - 6.500          $139,095,319    481    21.40    $289,179    6.333   358.57  683    85.7
6.501 - 7.000          $167,959,298    661    25.84    $254,099    6.795   358.68  678    88.7
7.001 - 7.500           $85,497,961    385    13.15    $222,073    7.299   358.61  672    90.4
7.501 - 8.000           $55,063,914    274     8.47    $200,963    7.790   358.62  674    92.4
8.001 - 8.500           $23,957,878    128     3.69    $187,171    8.268   358.29  673    94.2
8.501 - 9.000           $11,236,240     68     1.73    $165,239    8.795   358.62  668    94.2
9.001 - 9.500            $3,356,488     21     0.52    $159,833    9.242   350.99  665    93.6
9.501 - 10.000           $2,388,641     11     0.37    $217,149    9.786   354.93  682    85.9
10.001 - 10.500            $815,036      5     0.13    $163,007   10.392   354.46  664    91.2


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000            $990,374      3     0.15    $330,125   10.616   351.62  657    98.8
11.001 - 11.500            $984,327      2     0.15    $492,163   11.250   359.18  649    85.0
11.501 - 12.000            $686,811      2     0.11    $343,406   11.692   359.00  675   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                    $441,977,527  1,763    68.00    $250,696    6.677   358.48  680    87.3
PUD                    $115,366,954    415    17.75    $277,993    6.701   358.54  677    86.4
CND                     $57,620,430    251     8.86    $229,563    6.802   358.72  686    88.2
2 FAM                   $21,005,555     78     3.23    $269,302    6.923   358.73  686    87.5
3 FAM                    $5,518,158     15     0.85    $367,877    7.453   358.87  688    85.4
CNDP                     $4,288,491     19     0.66    $225,710    7.289   358.69  682    89.3
4 FAM                    $4,235,706     12     0.65    $352,975    7.623   358.71  670    79.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                    $389,018,451  1,561    59.85    $249,211    6.818   358.58  685    89.0
RCO                    $248,543,118    931    38.24    $266,964    6.562   358.54  674    84.4
RNC                     $12,451,251     61     1.92    $204,119    6.652   356.84  665    86.9
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                     $616,831,502  2,398    94.90    $257,227    6.683   358.53  679    87.2
INV                     $26,571,373    126     4.09    $210,884    7.256   358.50  698    85.4
2H                       $6,609,945     29     1.02    $227,929    7.721   358.55  682    89.3
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
181 - 300                  $133,117      2     0.02     $66,558    9.789   288.93  674    85.0
301 - 360              $649,879,703  2,551    99.98    $254,755    6.716   358.54  680    87.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                   $381,956,729  1,588    58.76    $240,527    6.522   358.49  680    88.9
STATED INCOME          $268,056,091    965    41.24    $277,778    6.995   358.58  680    84.6
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                $1,401,995      5     0.22    $280,399    6.342   358.69  809    92.9
781 - 800                $7,345,665     25     1.13    $293,827    6.207   358.17  788    86.9
761 - 780               $15,754,956     54     2.42    $291,758    6.340   358.68  769    84.3
741 - 760               $21,709,824     80     3.34    $271,373    6.534   358.63  750    87.7
721 - 740               $42,386,505    149     6.52    $284,473    6.487   358.51  729    86.2
701 - 720               $56,143,616    222     8.64    $252,899    6.548   358.63  710    87.8
681 - 700              $113,362,476    439    17.44    $258,229    6.628   358.41  690    87.5
661 - 680              $158,219,400    630    24.34    $251,142    6.683   358.51  670    87.0
641 - 660              $224,429,476    913    34.53    $245,815    6.931   358.57  650    87.3
621 - 640                $9,258,908     36     1.42    $257,192    6.797   358.64  640    85.9
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
A                      $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                      $132,579,729    554    20.40    $239,314    7.217   358.72  678    89.9



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
6                          $105,767      1     0.02    $105,767    7.500   358.00  750    95.0
12                      $42,981,045    138     6.61    $311,457    7.036   358.66  683    84.9
13                         $264,000      1     0.04    $264,000    5.500   357.00  697    80.0
24                     $276,626,422  1,031    42.56    $268,309    6.594   358.45  680    86.7
36                     $197,090,183    826    30.32    $238,608    6.483   358.52  682    86.5
60                         $365,674      2     0.06    $182,837    7.727   338.38  689    81.1
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Months to Roll                   (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                WA        CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION     MTR       BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6             4      $1,320,617     11     0.20    $120,056    9.017   318.37  682    90.6
13 - 18          16        $653,269      3     0.10    $217,756    7.550   352.41  673    95.3
19 - 24          23    $304,053,666  1,115    46.78    $272,694    6.665   358.57  681    86.7
25 - 31          31        $834,635      3     0.13    $278,212    6.240   355.00  753    87.1
32 - 37          35    $343,150,633  1,421    52.79    $241,485    6.754   358.67  680    87.6
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000            $1,199,332      6     0.18    $199,889    6.464   358.56  668    86.9
4.001 - 5.000           $14,251,886     51     2.19    $279,449    5.624   358.11  695    79.9
5.001 - 6.000          $171,205,970    573    26.34    $298,789    5.933   358.51  688    81.3
6.001 - 7.000          $294,339,586  1,103    45.28    $266,854    6.653   358.47  680    87.9
7.001 - 8.000          $134,711,639    643    20.72    $209,505    7.525   358.71  672    92.2
8.001 - 9.000           $29,741,496    157     4.58    $189,436    8.341   358.64  671    94.1
9.001 - 10.000           $3,692,163     18     0.57    $205,120    8.983   358.86  677    90.4
10.001 - 11.000            $870,749      2     0.13    $435,374   10.614   358.57  659   100.0
------------------------------------------------------------------------------------------------------------------------------------
6.602                  $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Maximum Rates                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500            $399,960      1     0.06    $399,960    6.250   359.00  702    80.0
10.501 - 11.000          $1,065,520      5     0.16    $213,104    6.495   358.72  696    80.0
11.001 - 11.500          $4,927,970     21     0.76    $234,665    5.335   358.38  690    77.1
11.501 - 12.000         $20,577,719     79     3.17    $260,477    5.739   358.03  698    80.1


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500         $55,118,045    182     8.48    $302,846    5.785   358.49  689    80.5
12.501 - 13.000        $125,900,110    427    19.37    $294,848    6.028   358.51  687    83.3
13.001 - 13.500        $130,091,899    456    20.01    $285,289    6.460   358.58  680    86.4
13.501 - 14.000        $152,762,149    604    23.50    $252,917    6.849   358.71  677    89.2
14.001 - 14.500         $73,901,582    337    11.37    $219,293    7.346   358.67  671    91.5
14.501 - 15.000         $47,368,671    242     7.29    $195,738    7.817   358.73  675    93.0
15.001 - 15.500         $19,403,097    105     2.99    $184,791    8.292   358.34  675    94.7
15.501 - 16.000         $10,178,597     57     1.57    $178,572    8.826   356.87  670    93.5
16.001 - 16.500          $2,872,449     18     0.44    $159,581    9.254   353.56  662    93.3
16.501 - 17.000          $2,038,924      8     0.31    $254,865    9.795   358.81  686    84.9
17.001 - 17.500            $744,616      4     0.11    $186,154   10.394   359.23  663    91.8
17.501 - 18.000            $990,374      3     0.15    $330,125   10.616   351.62  657    98.8
18.001 - 18.500            $984,327      2     0.15    $492,163   11.250   359.18  649    85.0
18.501 - 19.000            $686,811      2     0.11    $343,406   11.692   359.00  675   100.0
------------------------------------------------------------------------------------------------------------------------------------
13.553                 $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                    $2,351,223     12     0.36    $195,935    6.865   353.83  675    88.2
1.500                  $527,942,865  2,033    81.22    $259,687    6.716   358.65  679    87.8
1.525                      $352,000      1     0.05    $352,000    6.350   358.00  664    80.0
2.000                    $7,418,232     29     1.14    $255,801    6.672   357.64  692    83.5
3.000                  $111,948,500    478    17.22    $234,202    6.720   358.09  684    84.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                  $112,388,902    480    17.29    $234,144    6.743   358.01  685    84.2
1.500                  $536,865,563  2,069    82.59    $259,481    6.711   358.64  679    87.8
2.000                      $284,756      2     0.04    $142,378    8.278   358.61  676   100.0
3.000                      $473,600      2     0.07    $236,800    6.206   357.57  702    84.3
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000            $7,126,427     24     1.10    $296,934    5.309   358.42  699    81.0
5.001 - 6.000          $153,934,149    500    23.68    $307,868    5.749   358.56  689    81.5
6.001 - 7.000          $306,155,038  1,142    47.10    $268,087    6.591   358.61  680    87.4
7.001 - 8.000          $139,039,501    652    21.39    $213,251    7.490   358.62  672    91.3
8.001 - 9.000           $34,951,103    195     5.38    $179,236    8.446   357.88  672    94.2
9.001 - 10.000           $5,400,473     29     0.83    $186,223    9.479   355.98  672    90.5
> 10.000                 $3,406,129     11     0.52    $309,648   10.968   356.95  660    93.5
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10/05                      $249,654      2     0.04    $124,827    9.518   301.00  669    86.5
11/05                      $137,038      2     0.02     $68,519    9.627   289.90  681    85.0
01/06                       $70,419      1     0.01     $70,419   10.375   304.00  673    85.0
02/06                      $569,948      3     0.09    $189,983    8.367   341.39  692    95.3
03/06                      $293,557      3     0.05     $97,852    9.244   305.16  674    89.1
01/07                      $518,960      2     0.08    $259,480    7.726   352.00  682    96.6
03/07                      $134,309      1     0.02    $134,309    6.870   354.00  642    90.0
04/07                      $692,000      2     0.11    $346,000    6.503   355.00  687    79.7
05/07                    $1,771,329      8     0.27    $221,416    6.644   356.00  670    83.4
06/07                   $19,164,903     73     2.95    $262,533    6.587   357.02  683    86.0
07/07                  $113,588,905    406    17.47    $279,776    6.624   358.00  684    86.7
08/07                  $140,990,946    525    21.69    $268,554    6.694   359.00  679    86.9
09/07                   $27,845,583    101     4.28    $275,699    6.746   360.00  677    86.6
04/08                      $934,314      4     0.14    $233,579    6.337   355.11  745    88.4
05/08                    $2,326,675      9     0.36    $258,519    6.366   356.00  684    83.7
06/08                   $13,830,098     59     2.13    $234,408    6.742   357.09  686    88.4
07/08                  $111,860,394    468    17.21    $239,018    6.743   358.01  677    88.1
08/08                  $183,498,879    764    28.23    $240,182    6.764   359.00  680    87.2
09/08                   $31,534,910    120     4.85    $262,791    6.766   360.00  684    87.6
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.